SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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STANLEY BLACK & DECKER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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March 9, 2012

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Stanley Black & Decker, Inc. (“Stanley Black & Decker” or the “Company”) to be held at 9:30 a.m. on April 17, 2012, at the Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 (see directions on back cover).

     This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other important information about the Company that you should be aware of when you vote your shares.

     The Board appreciates and encourages your participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR REGISTER YOUR VOTE BY TELEPHONE OR ON THE INTERNET AT YOUR EARLIEST CONVENIENCE.

Very truly yours,

Nolan D. Archibald
Executive Chairman

John F. Lundgren
President and Chief Executive Officer

2012 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Shareholders

Time and Date:	9:30 a.m., April 17, 2012

Place:	Stanley Black & Decker University
1000 Stanley Drive
New Britain, Connecticut 06053

Record Date:	February 27, 2012

Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Meeting Agenda

  Election of 4 directors
  Approve an amendment to the Restated Certificate of Incorporation to declassify the Board of Directors
  Approve the Company’s 2012 Management Incentive Compensation Plan
  Approve selection of Ernst & Young LLP as independent auditors for fiscal 2012
  Approve executive compensation on an advisory basis
  Transact other business that may properly come before the meeting

Voting Matters and Vote Recommendation

			Page Reference
Proposal No.	Matter	Board Vote Recommendation	(for more detail)
1	Election of Directors	FOR EACH NOMINEE	1
2	Approve Amendment to Restated Certificate of Incorporation	FOR	48
3	Approve 2012 Management Incentive Compensation Plan	FOR	49
4	Approve Ernst & Young LLP as Auditors for Fiscal 2012	FOR	51
5	Approve Executive Compensation on an Advisory Basis	FOR	52

Board Nominees

The following table provides summary information about each director nominee. If shareholders approve the proposal to declassify the Board, each director will be elected annually commencing with the 2013 Annual Meeting (please see “Item 1—Election of Directors” and “Item 2—Approval of an Amendment to the Restated Certificate of Incorporation to Declassify the Board of Directors” for more information). Each director is elected by a plurality of the votes cast. However, if a director nominee in an uncontested election receives more votes “against” than “for” election, the term of that director will end on the earlier of (1) 90 days or (2) the date the Board selects a successor (please see “Voting Information, Vote required for approval” for more information). Each director nominee is a current director and attended at least 75% of the aggregate of all meetings of the Board and each committee on which he or she sits.

(i)

		Director			Committee Memberships
Name	Age	Since	Occupation	Independent	E	A	CG	FP	CO
Patrick D. Campbell*	59	2008	Retired SVP & CFO,	X		X		X
			3M Company
Benjamin H. Griswold, IV*	71	2001 (B)	Chairman, Brown Advisory	X		X			X
Eileen S. Kraus*	73	1993	Retired Chairman, Fleet Bank,	X	X	C	X
			Connecticut
Robert L. Ryan	68	2005 (B)	Retired SVP & CFO,	X	X		X	C
			Medtronic, Inc.
____________________

E	Executive Committee
A	Audit Committee
CG	Corporate Governance Committee
FP	Finance and Pension Committee
CO	Compensation and Organization Committee
B	Former Black & Decker director
C	Chair
*	Financial expert

Corporate Governance Highlights

In 2011, as part of the Board’s ongoing review of the Company’s corporate governance and compensation practices, the Board also considered the results of last year’s “Say on Pay” vote, in which a majority of shareholders voted “against” the compensation of our named executive officers. Shareholders raised a variety of concerns that the Company believes contributed to this result, including the Company’s decision in prior years not to recommend declassifying the Board of Directors in response to shareholder proposals to do so, and the implementation of compensation arrangements in connection with the merger of The Stanley Works and The Black & Decker Corporation. The Board carefully considered all of the issues raised by shareholders, examined current views on corporate governance “best practices” and determined what changes and enhancements to the Company’s corporate governance and compensation practices would be in the best interests of the Company. As a result, the Board has taken the following actions:

  The Board is recommending shareholders approve an amendment to our Restated Certificate of Incorporation that would declassify the Board: the Board has revisited this issue and now believes that the Board should be declassified. Please see the discussion under “Item 2—Approval of an Amendment to the Restated Certificate of Incorporation to Declassify the Board of Directors.”

  The Board amended the Company’s Bylaws to implement a majority voting policy governing the election of directors, which is in effect for this year’s Annual Meeting of Shareholders: this amendment adopted the relevant provision set forth in Connecticut law and was filed with the SEC on February 15, 2011 as Exhibit 3.ii to the Company’s Form 8-K.

  The Board evaluated and revised the composition of the Compensation and Organization Committee in light of prior shareholder votes: the current membership of this Committee is set forth under “Board of Directors— Compensation and Organization Committee.”

  Minimum stock ownership requirements for the Company’s executive officers have been significantly increased, as discussed at page 15.

  Stock option and RSU grants to executive officers will be subject to a one-year post exercise holding period, as discussed at page 15.

  Minimum stock ownership requirements for non-employee directors have been modified to require ownership of shares having a value equal to 500% of the annual cash retainer, as discussed at page 10.

  “Single-trigger” change in control provisions have been replaced with “double-trigger” provisions in the Company’s 2009 Long-Term Incentive Plan and in the proposed 2012 Management Incentive Compensation Plan, as more fully set forth at page 39.

(ii)

  The Board has determined that golden parachute excise tax gross-ups will not be included in any new change in control or severance agreements or arrangements. In addition, tax gross-ups on perquisites have been eliminated, except for those guaranteed to one executive pursuant to an existing employment agreement, as more fully discussed at page 22.

  The Compensation and Organization Committee engaged Pay Governance LLC as an independent compensation consultant. Pay Governance LLC will work exclusively with the Committee and will not provide any other services to the Company.

Declassification of the Board
The Board has approved, and recommends the Company’s shareholders approve, an amendment to the Company’s Restated Certificate of Incorporation that would declassify the Board and provide for annual elections for all directors commencing with the 2013 Annual Meeting of Shareholders. Currently, the Board is divided into three classes of directors with members serving staggered three-year terms. Please see “Item 2—Approval of an Amendment to the Restated Certificate of Incorporation to Declassify the Board of Directors” for more information.

2012 Management Incentive Compensation Plan
The Board has approved, and recommends the Company’s shareholders approve, a new Management Incentive Compensation Plan to replace the Company’s existing 2006 Management Incentive Compensation Plan. The Company is seeking shareholder approval of the new Plan in order to qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) for bonus compensation payable under the Plan. Pursuant to Section 162(m), shareholder approval must be obtained every five years in order for compensation to qualify as performance-based compensation. The new Plan is based on, and is substantially identical to, the 2006 Plan. Under the new Plan, however, awards will not automatically vest upon a change in control, as they would under the 2006 Plan. Please see “Item 3—Approval of the Company’s 2012 Management Incentive Compensation Plan” for more information.

Auditors
We ask that the shareholders approve the selection of Ernst & Young LLP as our independent auditors for fiscal year 2012. Please see “Item 4—Approval of Independent Registered Accounting Firm” for more information, including the amount of fees for services provided in 2010 and 2011.

Executive Compensation Advisory Vote
The Board recommends shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as described in this Proxy Statement for the reasons discussed in this Proxy Statement, including:

  We achieved strong Company performance again in 2011;

  From the announcement of the merger between The Stanley Works and Black & Decker to January 3, 2012, the value of a share of Company common stock increased by more than 89% for those who held Black & Decker common stock and 56% for those who held The Stanley Works common stock;

  The Board is responsive to concerns raised by shareholders in connection with last year’s Say on Pay vote;

  Our long-term performance targets are aggressive;

  Our pay for performance alignment is strong; and

  Our aggregate compensation expenditures are targeted at the market median.

Please see “Item 5—Advisory Vote to Approve Compensation of Named Executive Officers” for more information.

2013 Annual Meeting
  Shareholder proposals submitted for inclusion in our 2013 Proxy Statement pursuant to Rule 14a-8 of the Exchange Act must be received by us not later than November 9, 2012.

  Notice of shareholder proposals for the 2013 Annual Meeting of Shareholders, submitted other than pursuant to Rule 14a-8, must be delivered to us no earlier than November 9, 2012 and no later than December 9, 2012.

Please see “Shareholder proposals for the 2013 Annual Meeting” for more information.

(iii)

STANLEY BLACK & DECKER, INC.
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 9, 2012

To the Shareholders:

     The Annual Meeting of Shareholders of Stanley Black & Decker, Inc. will be held at the Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 17, 2012, at 9:30 a.m. for the following purposes:

(1)	To elect four directors to the Board of Directors of Stanley Black & Decker, Inc.;

(2)	To approve an amendment to the Restated Certificate of Incorporation to Declassify the Board of Directors;

(3)	To approve the Company’s 2012 Management Incentive Compensation Plan;

(4)	To approve Ernst & Young LLP as the Company’s independent auditors for the 2012 fiscal year;

(5)	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Shareholders of record at the close of business on February 27, 2012 are entitled to vote at the meeting and any adjournment or postponement thereof.

     Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 17, 2012: This Proxy Statement, together with the Form of Proxy and our Annual Report, are available free of charge by clicking on “SEC Filings” under the Investor section of the Company’s website (www.stanleyblackanddecker.com).

Bruce H. Beatt
Secretary

STANLEY BLACK & DECKER, INC.
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

PROXY STATEMENT FOR THE APRIL 17, 2012 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stanley Black & Decker, Inc. (the “Company”), a Connecticut corporation, to be voted at the 2012 Annual Meeting of Shareholders, and any adjournment or postponement thereof (the “Annual Meeting”), to be held on the date, at the time and place, and for the purposes set forth in the foregoing Notice. No business may be transacted at the Annual Meeting other than the business specified in the Notice of the Annual Meeting, business properly brought before the Annual Meeting at the direction of the Board of Directors, and business properly brought before the Annual Meeting by a shareholder who has given notice to the Company’s Secretary that was received after November 12, 2011 and before December 12, 2011. The Company did not receive any such notice. Management does not know of any matters to be presented at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other business is properly presented at the Annual Meeting, the proxy holders named in the accompanying proxy will vote the proxy in accordance with their best judgment.

     On March 12, 2010, a wholly owned subsidiary of The Stanley Works was merged with and into The Black & Decker Corporation, with the result that The Black & Decker Corporation became a wholly owned subsidiary of The Stanley Works (the “Merger”). In connection with the Merger, The Stanley Works changed its name to Stanley Black & Decker, Inc. Throughout this Proxy Statement, references to the “Company” refer to Stanley Black & Decker, Inc., formerly known as The Stanley Works. The Black & Decker Corporation continues to exist as a wholly owned subsidiary of the Company; references to “Black & Decker” in this Proxy Statement refer to The Black & Decker Corporation as it existed prior to completion of the transaction.

     This Proxy Statement, the accompanying Notice of the Annual Meeting and the enclosed proxy card are first being mailed to shareholders on or about March 9, 2012.

ITEM 1—ELECTION OF DIRECTORS

     At the 2012 Annual Meeting, the shareholders will elect four directors to the Board of Directors. The nominations to the Board of Directors are set forth below. Shareholders also will vote on a proposal to declassify the Board at the 2012 Annual Meeting. If that proposal is approved, the terms of all directors will expire at the 2013 Annual Meeting. Otherwise, those elected as directors will serve until the Annual Meeting of Shareholders indicated in the biographical information below and until the particular director’s successor has been elected and qualified.

     The Board of Directors recommends a vote FOR the nominees. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted, at the discretion of those named as proxies, for a substitute nominee.

     Information Concerning Nominees for Election as Directors

PATRICK D. CAMPBELL, retired, has been a director of the Company since October 2008. He served as Senior Vice President and Chief Financial Officer of 3M Company from 2002 to 2011, Prior to his tenure with 3M, Mr. Campbell had been Vice President of International and Europe for General Motors Corporation where he served in various finance related positions during his 25 year career with that company.

Mr. Campbell is 59 years old and is a member of the Audit Committee and the Finance and Pension Committee.

As the former Senior Vice President and Chief Financial Officer of 3M Company, Mr. Campbell has expert knowledge in finance. Before he joined 3M Company, Mr. Campbell worked at General Motors in various capacities, including the role of Chief Financial Officer and Vice President of General Motors International Operations, based in Switzerland, for six years. This experience gives Mr. Campbell a perspective that he is able to use to help the Board understand the issues management confronts on a daily basis and to serve as a resource for management.

Mr. Campbell’s term will expire at the 2015 Annual Meeting.

BENJAMIN H. GRISWOLD, IV, Chairman, Brown Advisory, was elected a director of Black & Decker in 2001 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Merger was completed.

Mr. Griswold joined Alex. Brown & Sons in 1967, became a partner of the firm in 1972, was elected Vice Chairman of the Board and director in 1984, and became Chairman of the Board in 1987. Upon the acquisition of Alex. Brown by Bankers Trust New York Corporation in 1997, he became Senior Chairman of BT Alex. Brown, and upon the acquisition of Bankers Trust by Deutsche Bank in 1999, he became Senior Chairman of Deutsche Banc Alex. Brown, the predecessor of Deutsche Bank Securities Inc. Mr. Griswold retired from Deutsche Bank Securities Inc. in February 2005 and was appointed Chairman of Brown Advisory, an asset management and strategic advisory firm, in March 2005. Mr. Griswold also serves as non-executive Chairman of W.P. Carey & Co., LLC, Lead Director of Flowers Foods, Inc. and a director of the Baltimore Life Insurance Company. He also serves on the Deutsche Bank Americas Client Advisory Board. In the non-profit sector, he is a trustee emeritus of the Johns Hopkins University and the Peabody Institute and chairs the Baltimore Symphony Orchestra’s Endowment Board.

Mr. Griswold, who is 71, is Chair of the Compensation and Organization Committee and a member of the Audit Committee.

Mr. Griswold brings to the Board substantial experience with finance and investment banking matters after spending more than 30 years in the financial services industry, including a number of years in various leadership positions. Combined with his long tenure as a director of Black & Decker, Mr. Griswold is an important resource for the Board and management.

Mr. Griswold’s term will expire at the 2015 Annual Meeting.

EILEEN S. KRAUS, retired, has been a director of the Company since October 1993. She served as Chairman, Fleet Bank, Connecticut, a subsidiary of Fleet Boston Financial, from 1995 to 2000. She had been President, Shawmut Bank Connecticut, N.A., and Vice Chairman of Shawmut National Corporation from 1992 to 1995; Vice Chairman, Connecticut National Bank and Shawmut Bank, N.A. from 1990 to 1992; and Executive Vice President of those institutions from 1987 to 1990. She is the lead director of Kaman Corporation, a director and Chairman of the Corporate Governance Committee of Rogers Corporation, Chairman of the Audit Committee of the board of Ironwood Mezzanine Funds I and II and Chairman of the Advisory Committee of Ironwood Mezzanine Funds I. Mrs. Kraus also serves on the board and Compensation Committee of Connecticare, Inc.

Mrs. Kraus is 73 years old and is Chair of the Audit Committee and a member of the Corporate Governance Committee and of the Executive Committee.

Due to Mrs. Kraus’ long tenure with the Board, she has in-depth knowledge of the Company. Mrs. Kraus also has broad general management experience and financial expertise from her years in executive management at Connecticut National Bank, Shawmut Bank, N.A., and Fleet Bank Connecticut, and is a financial expert. Mrs. Kraus’ knowledge of the Company and her management judgment and financial expertise make her a valuable resource for the Board and management.

Mrs. Kraus’ term will expire at the 2015 Annual Meeting.

ROBERT L. RYAN, retired Senior Vice President and Chief Financial Officer, Medtronic Inc., was elected a director of Black & Decker in 2005 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Merger was completed.

Mr. Ryan was a management consultant for McKinsey and Company and a Vice President for Citicorp. He joined Union Texas Petroleum Corporation as Treasurer in 1982, became Controller in 1983, and was promoted to Senior Vice President and Chief Financial Officer in 1984. In April 1993, Mr. Ryan was named the Senior Vice President and Chief Financial Officer of Medtronic, Inc. He retired from Medtronic in 2005. Mr. Ryan also serves as a director of Citigroup Inc. and General Mills, Inc., is a trustee of Cornell University, and within the past five years has served on the board of UnitedHealth Group, Inc. and The Hewlett-Packard Company.

Mr. Ryan, who is 68, is Chair of the Finance and Pension Committee and a member of the Corporate Governance Committee and of the Executive Committee.

As the former Chief Financial Officer of Union Texas Petroleum Corporation and Medtronic, Inc., Mr. Ryan has extensive experience in finance matters and is a financial expert. Mr. Ryan also has served on a number of boards of public companies, and the experience gained by serving on those boards makes him a valuable resource for the Company.

Mr. Ryan’s term will expire at the 2015 Annual Meeting.

Information Concerning Directors Continuing in Office

NOLAN D. ARCHIBALD served as President and Chief Executive Officer of Black & Decker from 1986 through March 12, 2010 and as Chairman of the Board of Black & Decker from 1987 through March 12, 2010. He was appointed to the Company’s Board of Directors, and elected Executive Chairman of the Board, on March 12, 2010, when the Merger was completed.

Prior to his tenure with Black & Decker, Mr. Archibald served in various executive positions with Conroy, Inc. In 1977, he became Vice President of Marketing for the Airstream Division of Beatrice Companies, Inc. His subsequent positions at Beatrice included President of Del Mar Window Coverings, President of Stiffel Lamp Company, and President of the Home Products Division. In 1983, he was elected a Senior Vice President of Beatrice and President of the Consumer and Commercial Products Group. Mr. Archibald left Beatrice and was elected President and Chief Operating Officer of Black & Decker in 1985. Mr. Archibald also serves as a director of Brunswick Corporation, Lockheed Martin Corporation, and Huntsman Corporation.

Mr. Archibald, who is 68, is a member of the Executive Committee.

As the former President and Chief Executive Officer of Black & Decker, Mr. Archibald’s experience with and knowledge of the Black & Decker business is valuable to the Company, especially as the Company works to integrate the Stanley and Black & Decker businesses. In addition, Mr. Archibald’s leadership of the Board provides necessary continuity of leadership for the legacy Black & Decker business.

Mr. Archibald’s term will expire at the 2013 Annual Meeting.

JOHN G. BREEN, retired, was elected Lead Independent Director of the Board when the Company completed the Merger on March 12, 2010. He has been a director of the Company since July 2000. Mr. Breen was the Chief Executive Officer of The Sherwin-Williams Company from 1979 to 1999; he also served as Chairman of the Board of that company from April 1980 to April 2000. Mr. Breen is a director of MTD Holdings Inc. and a trustee of John Carroll University and of University Hospitals Health Systems, and within the past five years has served on the boards of MeadWestvaco Corporation, Goodyear Tire & Rubber Company, Armada Funds, and Allegiant Advantage Funds.

Mr. Breen is 77 years old and is a member of the Audit Committee, the Compensation and Organization Committee and the Executive Committee.

Due to Mr. Breen’s long tenure on the Company’s Board, he has in-depth knowledge of the Company that makes him a valuable asset to the Board. As a former Chief Executive Officer of The Sherwin-Williams Company, Mr. Breen’s extensive experience with a retail business and his familiarity with operations and the distribution channels into which the Company sells products is of great value to the Company.

Mr. Breen’s term will expire at the 2013 Annual Meeting.

GEORGE W. BUCKLEY, Executive Chairman of 3M Company, was elected a director of Black & Decker in 2006 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Merger was completed.

Mr. Buckley served as Chairman, President and Chief Executive Officer of 3M Company from December 2005 until February 23, 2012. In announcing Mr. Buckley’s retirement earlier this year, 3M Company stated that Mr. Buckley would remain as executive Chairman through the Company’s May 8, 2012 Annual Meeting, after which the Board expects to elect a new Chairman.

From 1993 to 1997, Mr. Buckley served as the chief technology officer for the Motors, Drives, and Appliance Component Division of Emerson Electric Company. Later, he served as President of its U.S. Electric Motors Division. In 1997, he joined the Brunswick Corporation as a Vice President, became Senior Vice President in 1999, and became Executive Vice President in 2000. Mr. Buckley was elected President and Chief Operating Officer of Brunswick in April 2000 and Chairman and Chief Executive Officer in June 2000. As noted above, he was elected Chairman, President, and Chief Executive Officer of 3M Company in December 2005. Mr. Buckley serves as a director of 3M Company and Archer-Daniels-Midland Company and within the past five years has served on the boards of Ingersoll-Rand plc and Tyco Corporation.

Mr. Buckley, who is 65, is a member of the Audit Committee and of the Compensation and Organization Committee.

As the Chairman and former President and Chief Executive Officer of 3M Company, Mr. Buckley provides the Board with the expertise and knowledge of managing a large, multi-national corporation. This knowledge, combined with his prior experience as the Chief Executive Officer of Brunswick Corporation, provides a valuable resource to the Board and management.

Mr. Buckley’s term will expire at the 2014 Annual Meeting.

CARLOS M. CARDOSO, Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., has been a director of the Company since October 2007. Mr. Cardoso joined Kennametal in 2003 and served as Vice President and Chief Operating Officer prior to assuming his current position in 2005. Prior to his tenure with Kennametal, Mr. Cardoso was President of the Pump Division of Flowserve Corporation from 2001 to 2003.

Mr. Cardoso is 54 years old and is a member of the Corporate Governance Committee and the Compensation and Organization Committee.

As the Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., Mr. Cardoso faces the challenge of managing a complex company on a daily basis. This experience, combined with the skills Mr. Cardoso has acquired in his leadership roles at Kennametal, Inc. and Flowserve Corporation, make him a valuable resource for the Board and management.

Mr. Cardoso’s term will expire at the 2014 Annual Meeting.

VIRGIS W. COLBERT has been a director of the Company since July 2003. Mr. Colbert served as Executive Vice President of Worldwide Operations from 1997 to 2005 and Senior Vice President of Operations from 1995 to 1997 for Miller Brewing Company. Mr. Colbert continues to serve as a Senior Advisor to MillerCoors Company (formerly Miller Brewing Company). In addition, he is currently a director of The Manitowoc Company, Inc., Sara Lee Corporation, Bank of America, and Lorillard, Inc., and within the past five years has served on the boards of Merrill Lynch & Co. Inc. and Delphi Corporation.

Mr. Colbert is 72 years old and is a member of the Corporate Governance Committee.

Mr. Colbert provides the Board and management broad experience in management and oversight of consumer businesses through his professional service with Miller Brewing Company and his public company directorships. He brings significant expertise in domestic and international operations, logistics management, change management, strategic planning, risk management, and manufacturing, which is important to our large and diversified global company.

Mr. Colbert’s term will expire at the 2013 Annual Meeting.

ROBERT B. COUTTS, retired, has been a director of the Company since July 2007. Mr. Coutts served as Executive Vice President, Electronic Systems of Lockheed Martin from 1998 through 2008. Prior to his tenure with Lockheed Martin, Mr. Coutts held senior management positions over a 20-year period with the General Electric Company. In addition, he is a director of Hovnanian Enterprises, Inc. and of Pall Corporation.

Mr. Coutts is 62 years old and is Chair of the Corporate Governance Committee and a member of the Finance and Pension Committee.

Mr. Coutts’ long experience in senior management of Lockheed Martin and General Electric Company has led him to develop expertise in manufacturing, supply chain management, and government contracting that is of value to the Board as the Company seeks to expand its sales to the U.S. government and continue to improve its global manufacturing operations and sourcing.

Mr. Coutts’ term will expire at the 2014 Annual Meeting.

ANTHONY LUISO, retired President-Campofrio Spain, Campofrio Alimentacion, S.A., was elected a director of Black & Decker in 1988 and was elected a member of the Company’s Board of Directors on May 20, 2010.

Mr. Luiso was employed by Arthur Andersen & Co. and, in 1971, joined Beatrice Companies, Inc. He held various positions at Beatrice, including President and Chief Operating Officer of the International Food Division and President and Chief Operating Officer of Beatrice U.S. Food. Mr. Luiso left Beatrice in 1986 to become Group Vice President and Chief Operating Officer of the Foodservice Group of International Multifoods Corporation and served as Chairman of the Board, President, and Chief Executive Officer of that corporation until 1996. He served as Executive Vice President of Tri Valley Growers during 1998. In 1999, he joined Campofrio Alimentacion, S.A., the leading processed meat products company in Spain, as President-International and subsequently served as President of Campofrio Spain through 2001.

Mr. Luiso, who is 68, is a member of the Compensation and Organization Committee.

Based on Mr. Luiso’s service as a director of Black & Decker for over 20 years, he has extensive knowledge of the Black & Decker business. This knowledge, together with his prior management experience, is of great value to the Board and management, particularly during the integration of the two companies.

Mr. Luiso’s term will expire at the 2013 Annual Meeting.

JOHN F. LUNDGREN, President and Chief Executive Officer of the Company, has been a director of the Company since March 2004. Mr. Lundgren served as Chairman and Chief Executive Officer of the Company from March 2004 through March 2010. In connection with the Merger, Mr. Lundgren relinquished his position as Chairman of the Board on March 12, 2010, and remained with the Company as a director and its President and Chief Executive Officer. Before he joined the Company, Mr. Lundgren served as President-European Consumer Products, of Georgia Pacific Corporation from 2000 to 2004. Formerly, he had held the same position with James River Corporation from 1995 to 1997 and Fort James Corporation from 1997 to 2000 until its acquisition by Georgia-Pacific. Mr. Lundgren also serves on the board of Callaway Golf Company.

Mr. Lundgren is 60 years old and is Chair of the Executive Committee.

As the Chief Executive Officer of the Company, Mr. Lundgren provides the Board with knowledge of the daily workings of the Company and also with the essential experience and expertise that can be provided only by a person who is intimately involved in running the Company. Mr. Lundgren’s service on the Board and as Chief Executive Officer of the Company provides necessary continuity of leadership for the Company’s legacy Stanley business.

Mr. Lundgren’s term will expire at the 2013 Annual Meeting.

MARIANNE M. PARRS, retired, has been a director of the Company since April 2008. She has held a number of executive and management positions at International Paper Company since 1974, including Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain-Delivery from 1999 to 2005 and Executive Vice President and Chief Financial Officer from November 2005 until the end of 2007. Ms. Parrs also serves on the boards of CIT Group Inc., Signet Jewelers Limited, the Rise Foundation in Memphis, Tennessee, the Leadership Academy in Memphis, Tennessee, Josephines Circle, Memphis, Tennessee and the United Way of the Mid-South.

Ms. Parrs is 67 years old and is a member of the Audit Committee and the Finance and Pension Committee.

As the former Executive Vice President and Chief Financial Officer of International Paper Company, Ms. Parrs brings expert knowledge in finance to the Board. Ms. Parrs also brings experience in supply chain management and communication matters through an earlier role at International Paper Company. This experience makes Ms. Parrs a valuable resource for the Board and management.

Ms. Parrs’ term will expire at the 2014 Annual Meeting.

Board of Directors

     Qualifications of Directors and Nominees. As noted above, on March 12, 2010, a wholly owned subsidiary of the Company merged with and into The Black & Decker Corporation, with the result that The Black & Decker Corporation became a wholly owned subsidiary. The negotiations between the Company and Black & Decker relating to the Merger included extensive discussions regarding the composition of the Board of Directors of the Company upon completion of the transaction. The Company’s Board of Directors believed that, because the Company’s shareholders would continue to hold a majority of the shares in the Company following completion of the transaction and for various other reasons, it was important that the persons who served as directors of the Company prior to the Merger continue to comprise a majority of the Board of Directors of the Company following completion of the transaction. The Company’s Board also recognizes the value that former board members of Black & Decker bring to the Company, as their knowledge and experience with Black & Decker facilitates the Board’s oversight of the integration of the two companies. Six members of the Black & Decker board, including Nolan D. Archibald, who was Chairman and Chief Executive Officer of Black & Decker prior to completion of the Merger, were elected to the Company’s Board at its 2010 Annual Meeting. Two of those directors, and two directors who were members of the Company’s board of directors prior to the Merger, are up for reelection. The Company believes that each of these directors should be reelected, as their qualifications, skills and experience continue to be of value to the Company.

     The Company carefully considered the qualifications, skills and experience of each director when concluding that the director should serve on the Board. With respect to each individual director, the Company believes that the director is appropriate to serve on the Board due to the qualifications and experience described above.

     Board Leadership Structure. The negotiations between the Company and Black & Decker relating to the Merger also included extensive discussions regarding the Board leadership structure. The Company and Black & Decker agreed that, upon completion of the Merger, the roles of Chairman and Chief Executive Officer would be separated and a Lead Independent Director position would be created. As a result, upon completion of the Merger, John F. Lundgren, who was the Company’s Chairman and Chief Executive Officer prior to the transaction, resigned as Chairman; Nolan D. Archibald, who was Black & Decker’s Chairman, President and Chief Executive Officer prior to the transaction, was appointed Executive Chairman; and John G. Breen, who was an independent director of the Company prior to the Merger, was appointed Lead Independent Director. Under the terms of the Company’s Bylaws and Corporate Governance Guidelines, the Chairman presides at all meetings of the Board at which he is present and, jointly with the Chief Executive Officer and the Lead Independent Director, establishes a schedule of agenda subjects to be discussed during the year at the beginning of each year and the agenda for each Board meeting. The Lead Independent Director presides at executive sessions of the Board and at any meeting of the Board at which neither the Chairman nor the Chief Executive Officer is present, participates in the establishment of agendas as described in the preceding sentence, and ensures that the views, opinions and suggestions of the other independent directors are adequately brought to the attention of the Chairman and the Chief Executive Officer and, together with the Chairman and Chief Executive Officer, ensures that such views, opinions and suggestions are adequately addressed with the Board.

     One of the Company’s primary objectives since the Merger has been to properly integrate the legacy Stanley businesses and the legacy Black & Decker businesses. To help complete a smooth integration, the Board believes it essential that the Board leadership include members with experience from both the Company and Black & Decker as the companies existed prior to completion of the Merger. The Company therefore has determined that vesting the leadership of the Board in a Chairman and in a Lead Independent Director, with an obligation that both consult with the Chief Executive Officer in establishing agendas and addressing certain other matters, as described above, is appropriate for the Company at this time. Separating the role of Chairman from that of Chief Executive Officer has allowed Mr. Lundgren, who previously held both titles, to focus on the integration of the Stanley and Black & Decker businesses.

     Risk Oversight. As required by our Corporate Governance Guidelines, during the orientation process for new directors, each director receives a presentation from the Company’s senior management that details the Company’s risk management policies and procedures. Our Audit Committee routinely discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Finance and Pension Committee also periodically reviews the Company’s risk management program and its adequacy to safeguard the Company against extraordinary liabilities or losses. Both the Audit Committee and the Finance and Pension Committee report to the full Board regarding the status of the Company’s risk management program and policies, and any issues or concerns that may arise. To ensure that there is appropriate Board oversight of the risk management process, the Board is committed to having individuals experienced in risk management on both the Audit Committee and the Finance and Pension Committee.

     Meetings. The Board of Directors met six times during 2011. The Board’s standing committees met the number of times shown in parentheses: Executive (0), Audit (4), Corporate Governance (4), Finance and Pension (2), and Compensation and Organization (5). The members of the Board serve on the committees described in their biographical material on pages 1-6. In 2011, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such director served that have been held since the director became a member of the Board or the applicable committees. Although the Company has no formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meetings, all but one of the members of the Board of Directors attended the 2011 Annual Meeting.

     Director Independence. The Board of Directors has adopted Director Independence Standards which are available free of charge on the “Corporate Governance” section of the Company’s website (which appears under the “Investors” heading) at www.stanleyblackanddecker.com. The Board of Directors has made the determination that all director nominees standing for election and all of its incumbent directors whose terms will continue after the Annual Meeting, except Mr. Lundgren and Mr. Archibald, are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. It is the policy of the Board of Directors that every member of the Audit, Corporate Governance, and Compensation and Organization Committees should be an independent director. The charters of each of these committees and the Board of Directors Corporate Governance Guidelines are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations. Changes to any charter, the Director Independence Standards or the Corporate Governance Guidelines will be reflected on the Company’s website.

     Executive Committee. The Executive Committee exercises all the powers of the Board of Directors during intervals between meetings of the Board; however, the Executive Committee does not have the power to declare dividends or to take actions reserved by law to the Board of Directors. The Executive Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

     Audit Committee. The Audit Committee nominates the Company’s independent auditing firm, reviews the scope of the audit, approves in advance audit and non-audit services, and reviews with the independent auditors and the Company’s internal auditors their activities and recommendations, including their recommendations regarding internal controls and critical accounting policies. The Audit Committee meets with the independent auditors, the internal auditors, and management, each of whom has direct and open access to the Audit Committee. The Board of Directors has made the determination that all of the members of the Audit Committee are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Audit Committee has issued a standing invitation to all members of the Board of Directors to attend Audit Committee meetings. The Board of Directors has determined that Eileen S. Kraus meets the requirements for being an Audit Committee Financial Expert as that term is defined in Item 407(d)(5) of Regulation S-K and that all members are financially literate under the current New York Stock Exchange listing standards. The Audit Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

     Corporate Governance Committee. The Corporate Governance Committee makes recommendations to the Board as to Board membership and considers names submitted to it in writing by shareholders as well as recommendations from third party search firms, current directors, Company officers, employees and others. The Corporate Governance Committee recommends directors for Board committee membership and committee chairs, and recommends director compensation. The procedures and processes followed by the Corporate Governance Committee in connection with the consideration and determination of director compensation are described below under the heading “Director Compensation.” The Corporate Governance Committee has taken the lead in articulating the Company’s corporate governance guidelines and establishing a procedure for evaluating Board performance. The Corporate Governance Committee also approves policy guidelines on charitable contributions. The Company’s Bylaws require that any director be a shareholder of the Company. While the Corporate Governance Committee does not have specific minimum qualifications for potential directors, all director candidates, including those recommended by shareholders, are evaluated on the same basis. In evaluating candidates, including existing Board members, the Corporate Governance Committee considers an individual candidate’s personal and professional responsibilities and experiences, the then-current composition of the Board, and the challenges and needs of the Company in an effort to ensure that the Board, at any time, is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its stockholders. In general, and in giving due consideration to the composition of the Board at the time a candidate is being considered, the desired attributes of individual directors are:

integrity and demonstrated high ethical standards; experience with business administration processes and principles; the ability to express opinions, raise difficult questions, and make informed, independent judgments; knowledge, experience, and skills in at least one specialty area (such as accounting or finance, corporate management, marketing, manufacturing, technology, information systems, international business, or legal or governmental affairs); the ability to devote sufficient time to prepare for and attend Board meetings; willingness and ability to work with other members of the Board in an open and constructive manner; the ability to communicate clearly and persuasively; and diversity with respect to other characteristics, which may include, at any time, gender, ethnic background, geographic origin, or personal, educational and professional experience.

     The Board of Directors has made the determination that all of the members of the Corporate Governance Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Corporate Governance Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com.

     Shareholders who wish to submit names to be considered by the Corporate Governance Committee for nomination for election to the Board of Directors should, as set forth in the Company’s Bylaws, send written notice to the Secretary of the Company to be received at its principal executive offices at least 90 days but no more than 120 days prior to the anniversary of the date on which the Proxy Statement was first mailed relating to the immediately preceding Annual Meeting, which notice should set forth (i) the name and record address of the shareholder of record making such nomination and any other person on whose behalf the nomination is being made, and of the person or persons to be nominated, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder or such other person, (iii) a description of all arrangements or understandings between such shareholder and any such other person or persons or any nominee or nominees in connection with the nomination by such shareholder, (iv) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required to be disclosed, pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated or intended to be nominated by the Board of Directors, and shall include a consent signed by each such nominee to be named in the Proxy Statement for the Annual Meeting as a nominee and to serve as a director of the Company if so elected, and (v) a representation that such shareholder intends to appear in person or by proxy at the Annual Meeting to make such nomination.

     Compensation and Organization Committee. The Compensation and Organization Committee (the “Compensation Committee”), with the assistance of its compensation consultant, periodically conducts on-going evaluations of existing executive compensation programs and administers the Company’s executive compensation plans. The Committee met five times during 2011 and met in executive session at the end of each of those meetings to review different aspects of the Company’s executive compensation programs. Representatives from Towers Watson were present at three meetings of the Compensation Committee and representatives from Pay Governance LLC were present at two meetings of the Compensation Committee. In October 2011, the Committee retained Pay Governance LLC as an independent compensation consultant to advise the Committee. No management employees participated in executive sessions relating to compensation arrangements for our Chief Executive Officer. The procedures and process followed by the Compensation Committee in connection with the consideration and determination of executive compensation are described below under the heading “Executive Compensation.” The Board of Directors has made the determination that all of the members of the Compensation Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Compensation Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com. The following persons served as members of the Compensation Committee during 2011: John G. Breen, George W. Buckley, Carlos M. Cardoso, Virgis W. Colbert, Benjamin H. Griswold, IV, Anthony Luiso, and Lawrence A. Zimmerman. Mr. Colbert stepped down as a member of the Compensation Committee and Mr. Buckley was elected to the Committee effective July 15, 2011; also on that date, Mr. Zimmerman was elected Chair of the Compensation Committee. Mr. Zimmerman remained Chair of the Compensation Committee until he retired from the Board on December 31, 2011. On February 14, 2012, Mr. Griswold was elected Chair of the Compensation Committee.

     Finance and Pension Committee. The Finance and Pension Committee advises in major areas concerning the finances of the Company and oversees the Company’s administration of its qualified and non-qualified defined contribution and defined benefit retirement plans. The Board of Directors has made the determination that all of the members of the Finance and Pension Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards.

     Director Compensation. The Company pays its directors who are not employees of the Company or any of its subsidiaries an annual retainer and pays an additional fee to those non-employee directors who serve as committee chairs and to the Lead Independent Director. The annual retainer fee paid to non-employee directors was increased, effective July 15, 2011, from $110,000 to $125,000. In addition, fees for committee chairs were increased from $15,000 to $20,000 per year for the chairs of the Audit Committee and the Compensation Committee. The chairs of the Corporate Governance Committee and the Finance and Pension Committee were increased from $10,000 to $15,000 per year and the Lead Independent Director was increased from $20,000 to $25,000 per year. Non-employee directors may defer any or all of their fees in the form of Company common stock or as cash accruing interest at the five-year treasury bill rate. The Company also grants its non-employee directors Restricted Stock Units with dividend equivalent rights pursuant to the Company’s Restricted Stock Unit Plan for Non-Employee Directors (the “Director RSU Plan”). These Awards are fully vested at the time of grant and entitle each recipient to a cash payment equal to the market value of a share of Company common stock at the time of settlement plus accrued dividends from the date of grant. The settlement date is the date specified by the director as the date, or dates, on which distributions are to be made following the date on which the director ceases to be a director of the Company. Distributions may be made in a single lump sum in the first year following the termination of the director’s service or in up to ten equal annual installments, at the election of the director. On April 19, 2011, each non-employee director of the Company received 1,645 Restricted Stock Units with dividend equivalent rights pursuant to the Director RSU Plan. Directors may also receive Company products with an aggregate value of up to $5,000 annually.

     Stock Ownership Policy for Non-Employee Directors. Prior to February 14, 2012, non-employee directors were expected to hold at least 7,500 shares of Company common stock. On February 14, 2012, the Board approved a new Stock Ownership Policy for Non-Employee Directors, a copy of which can be found on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com. Pursuant to that policy, Directors are expected to hold shares having a value equal to 500% of the annual cash retainer.

     Executive Sessions and Communications with the Board. Pursuant to the Corporate Governance Committee Charter, the Lead Independent Director presides over executive (non-management) meetings of the Board. Shareholders or others wishing to communicate with the Lead Independent Director, the Board generally, or any specific member of the Board of Directors may do so by mail addressed to Stanley Black & Decker, Inc., c/o Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053 or by calling the Company’s Ethics Hotline, an independent toll-free service at 1-800-424-2987 (extension 53822).

     Business Conduct Guidelines. The Company has adopted a worldwide set of Business Conduct Guidelines applicable to all of its directors, officers and employees and a code of ethics for the Chief Executive Officer and senior financial officers. Copies of these documents are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or otherwise upon request addressed to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

     Director Continuing Education. The Company regularly provides directors with continuing education on a variety of topics. In 2011, subjects covered with Board members included current trends in corporate governance and executive compensation, implications of regulations implementing various aspects of the Dodd-Frank Act, and directors’ and officers’ liability and insurance therefor. In addition, the Company provided all directors with a subscription to Agenda, a weekly publication that focuses on governance issues of interest to directors of public companies.

     Related Party Transactions. Pursuant to the Company’s Business Conduct Guidelines, employees, officers and directors are required to bring any potential conflict of interest, including any proposed related party transaction involving a related person as that term is defined in Item 404(a) of Regulation S-K, to the attention of the General Counsel. The General Counsel obtains the facts to determine whether a conflict or potential conflict exists and determines the appropriate action in consultation with appropriate members of management. Where a proposed transaction involves a Related Person as that term is defined in Item 404(a) of Regulation S-K, the General Counsel discusses the reasons for the transaction with appropriate members of management. In the event management believes it is in the best interest of the Company to proceed with the transaction, the proposed transaction is brought to the attention of the Board for its review and approval.

     During 2011, ABM Group, LLC performed construction work at a Company facility in East Greenwich, Rhode Island. ABM was paid approximately $155,000 for these services. One of the owners of ABM Group, LLC is a son-in-law of Mark Mathieu, the Company’s Senior Vice President, Human Resources. The contract for services was awarded to ABM through a competitive bid process in which Mr. Mathieu played no role in the selection of ABM Group to provide these services.

Security Ownership of Certain Beneficial Owners

     No person or group, to the knowledge of the Company, owned beneficially more than five percent of the outstanding common stock of the Company as of February 27, 2012, except as shown in this table.

	(2) Name and address of	(3) Amount and nature of	(4) Percent of
(1) Title of class	beneficial owner	beneficial ownership	class
Common Stock	Massachusetts Financial	9,664,410 (8,363,080 sole voting power;	5.7%
$2.50 par value	Services Company	0 shared voting power; 9,664,410 sole
	500 Boylston Street	dispositive power)
Boston, MA 02116

Common Stock	BlackRock, Inc.	11,320,385 (11,320,385 sole voting power;	6.7%
$2.50 par value	40 E. 52nd St.	11,320,385 sole dispositive power)
New York, NY 10022

*	The information in the foregoing table is drawn from Schedule 13G reports filed with the Securities and Exchange Commission on or before February 27, 2012.

Security Ownership of Directors and Officers

     Except as reflected in the table below, no director, nominee, or executive officer owns more than 1% of the outstanding common stock of the Company. As of February 27, 2012, the executive officers, nominees, and directors as a group owned beneficially approximately 2% of the outstanding common stock. The following table sets forth information regarding beneficial ownership as of February 27, 2012 with respect to the shareholdings of the directors, nominees for director, each of the executive officers named in the table on page 25, and all directors, nominees for director, and executive officers as a group. Except as noted below, the named individual has sole voting and investment power with respect to the shares shown.

	Common Shares		Percent of
Name	Owned		Class Owned
Donald Allan, Jr.	81,760	(1)(3)	*
Nolan D. Archibald	2,608,317	(1)(3)(5)	1.36%
D. Brett Bontrager	13,934	(1)	*
John G. Breen	34,023	(2)	*
George W. Buckley	15,351		*
Patrick D. Campbell	6,321	(2)	*
Carlos M. Cardoso	8,036	(2)	*
Virgis W. Colbert	11,099	(1)(2)	*
Robert B. Coutts	8,682	(2)	*
Benjamin H. Griswold, IV	54,164		*
Eileen S. Kraus	36,282	(1)(2)	*
James M. Loree	317,665	(1)(3)(4)	*
Anthony Luiso	77,513	(2)	*
John F. Lundgren	815,951	(1)	*
Marianne M. Parrs	7,997	(2)	*
Robert L. Ryan	4,040	(2)	*
Directors, nominees and executive officers as a group (29 persons)	3,814,260	(1)-(5)	2.24%

*	Less than 1%
(1)	Includes shares that may be acquired through the exercise of stock options on or before April 27, 2012 as follows: Mr. Allan, 42,500; Mr. Archibald, 1,492,608; Mr. Bontrager, 5,000; Mr. Colbert, 2,318; Mrs. Kraus, 6,000; Mr. Loree, 210,050; Mr. Lundgren, 502,582, and all directors, nominees and executive officers as a group, 2,711,521, and shares that may be acquired upon vesting of RSUs on or before April 27, 2012 as follows: Mr. Allan, 5,000; Mr. Archibald, 99,450; Mr. Bontrager, 5,000; Mr. Loree, 12,500; Mr. Lundgren, 28,759; and all directors, nominees and executive officers as a group, 180,709.
(2)	Includes the share accounts maintained by the Company for those of its directors who have deferred their director fees as follows: Mr. Breen, 25,023; Mr. Campbell, 6,321; Mr. Cardoso, 8,036; Mr. Colbert, 8,781; Mr. Coutts, 8,682; Mrs. Kraus, 24,261; Mr. Luiso, 3,021; Ms. Parrs 3,997; Mr. Ryan, 1,979; and all directors as a group, 90,101.
(3)	Includes shares held as of February 27, 2012 under the Company’s savings plans (Retirement Account Plan and Supplemental Retirement Account Plan, respectively), as follows: Mr. Allan, 0/306; Mr. Archibald, 6,165/0; Mr. Loree, 643/2,016; and all executive officers as a group, 32,407/8,827.
(4)	Includes restricted share unit accounts maintained by the Company as follows: Mr. Loree, 40,000; and all executive officers as a group, 47,866.
(5)	Includes 542,157 shares that have been pledged by Mr. Archibald and his wife to secure their obligations under a credit facility.

Audit Committee Report

     In connection with the financial statements for the fiscal year ending December 31, 2011, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61; and (3) received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountants the independent accountants’ independence. Based upon these reviews and in reliance upon these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee

Eileen S. Kraus (Chair)
John G. Breen
George W. Buckley
Patrick D. Campbell
Benjamin H. Griswold, IV
Marianne M. Parrs

Compensation and Organization Committee Report

     The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation and Organization Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and its Annual Report on Form 10-K.

Compensation and Organization Committee

Benjamin H. Griswold, IV (Chair)
John G. Breen
George W. Buckley
Carlos M. Cardoso
Anthony Luiso

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

The merger with The Black & Decker Corporation was an important achievement in our ongoing strategy to diversify, transform and profitably expand our business portfolio. The Merger, which was completed on March 12, 2010, expanded the Company’s global reach in both hand and power tools and enhanced our global cost leadership. As discussed in our Annual Report on Form 10-K, the Merger has permitted us to successfully unlock approximately $350 million in cost synergies in less than two years. The Company expects to achieve additional cost synergies by the end of 2012, for a cumulative total of $450 million ($485 million on an annualized basis), $100 million greater than was projected at the time of the Merger. We also remain on track to attain the expected $300-$400 million in revenue synergies by the end of 2013.

The combined Company continues to deliver the high level of financial performance shareholders have come to expect. As more fully discussed in our January 25, 2012 earnings release, highlights of our Company’s performance include the following:

  full year diluted earnings per share (excluding merger and acquisition related charges) was $5.24 per share, which represents a 26% increase from 2010 diluted earnings per share of $4.15;

  working capital turns reached 7.0 (excluding the impact of the Niscayah acquisition), which represents an increase of 23% from 2010 working capital turns of 5.7;

  free cash flow, excluding merger and acquisition charges and payments, totaled $1 billion, a 7% increase over free cash flow of $936 million in 2010.

The work we have done since the Merger contributed to these results, as we continued to introduce new and innovative products in various businesses around the world, increase the diversity of our customer base, and expand in various geographies through acquisition or the introduction of new products. As the below chart reflects, those shareholders who held Black & Decker stock on the date the Merger was announced have seen an 89% increase in the stock price; shareholders who held The Stanley Works stock have seen a 56% increase in stock price. For shareholders of both companies, the increase is well above the 22% increase seen by investors in the S&P 500 over the same period of time and better than the performance of most of the Company’s peers as well.*

*	Calculations based on closing stock prices as of November 2, 2009 and January 3, 2012; figures relating to the increase in the Black & Decker stock price reflect the issuance of 1.275 shares of Stanley common stock for each share of Black & Decker common stock upon consummation of the merger.

Our post-Merger compensation programs have had an important and direct influence on the financial goals we have attained and the value that has been delivered to shareholders. As depicted in the chart below, approximately 75-85% of our executives’ compensation is variable, tied directly to the achievement of the financial goals we have described above or share price fluctuation. The result has been strong pay for performance alignment.

2011 Named Executive Officer Pay Mix

The rewards earned by our executives in 2011 reflect our achievement relative to our pre-established goals, including

  Overall Pay and Performance: considering all elements of compensation (annual incentives, performance units and an annual portion of our long-term retention grants), we found that our executives’ pay is strongly aligned with our operational and TSR performance, measured relative to our compensation peer group. Our executives were paid at the 69th percentile relative to peers in 2010 (the latest year available for comparisons), while our pro-forma composite performance over the most recent 1, 2 and 3 year periods has ranged between the 61st percentile and the 80th percentile.

  Annual Incentive Compensation - Management Incentive Compensation Plan (MICP): Our executives helped us to exceed our annual EPS and cash flow targets, and earned 186.9% of target, on average, reflecting our actual EPS achievement of 108.7% of target and cash flow of 114.7% of target.

  Long-Term Incentives - Performance Units: Due to the success we achieved on all of our performance targets, the goal-based element of our 2009-2011 LTIP program resulted in its first payment in the last three years. Our executives helped us to achieve Total Shareholder Return (“TSR”) at the 78th percentile of the LTIP peer group and to achieve EPS and ROCE goals established for the performance period as detailed in the table on page 21.

  Long-Term Incentives - Time Based Equity Awards: We also provide our executives an annual equity grant, comprised of time-vested restricted stock units and stock options, which represents 20% of target annual pay, on average, and supports the retention and stability goal within our program while also maintaining alignment with shareholders as the value of RSUs and stock options increases or decreases with our share price.

Our Response to the Say on Pay Vote:

While we continue to believe our core compensation programs closely align pay and performance, and have made only minor changes to their structure during 2011, we recognize that a majority of our shareholders voted “against” the compensation of our named executive officers through our annual “Say on Pay” vote. The majority of shareholders we spoke with did not express concern with the design of our core compensation programs, but raised two main factors – one governance-related and one compensation-related - that the Company believes contributed to this result:

1.	The Company’s decision not to recommend declassifying the Board of Directors in response to shareholder proposals to do so in prior years, and

2.	The implementation of compensation arrangements in connection with the Merger, including merger-related restricted stock unit grants for certain executives and the compensation arrangement contained within Mr. Archibald’s contract.

Governance-Related Concern: The Board is directly addressing the declassification issue and also has taken other governance related actions, as outlined in the Proxy Summary at pages (ii)-(iii).

Compensation Related Concerns: As part of the Board’s ongoing review of the Company’s corporate governance and compensation practices, the Board carefully considered the results of the “Say on Pay” vote and all of the issues raised by shareholders, examined current views on corporate governance “best practices” and determined what changes and enhancements to the Company’s compensation practices would be in the best interests of the Company.

As disclosed previously, the negotiation of and contract entered into regarding Mr. Archibald’s compensation was an integral part of the negotiation of the Merger Agreement between The Stanley Works and The Black & Decker Corporation, and its provisions cannot be unilaterally rescinded or amended by the Company. The contract with Mr. Archibald was disclosed to shareholders of both companies in the proxy statement relating to the Merger. The shareholders of both companies overwhelmingly supported the Merger, with 99% of the shares of Black & Decker voted at the meeting and 97% of the shares of The Stanley Works voted at the meeting in favor of actions necessary to complete the Merger and, as reflected above, have benefited from it. The Merger and the associated compensation arrangements constitute an extraordinary event that is not indicative of the Company’s ongoing compensation practices. If a similar opportunity for a transaction were to arise in the future, the Board will be mindful of the concerns raised by our shareholders as it evaluates what is in the best interest of the shareholders.

The Compensation Committee also has taken these additional actions:

  Golden Parachute excise tax gross-ups (payments made to keep the executive in the same net after-tax position as the executive would be in if he or she were not subject to the excise tax under Sections 280G and 4999 of the Internal Revenue Code) will not be included in any new change in control or severance agreements or arrangements. In addition, with the exception of tax gross-ups relating to certain perquisites provided to Mr. Archibald that are governed by the terms of his employment agreement, the Compensation Committee has eliminated all tax gross-ups on perquisites.

  The 2009 Long-Term Incentive Plan has been amended to replace the “single-trigger” change in control provision with a “double-trigger” change in control provision, as more fully described at page 39.

  The proposed 2012 Management Incentive Compensation Plan includes a “double-trigger” change in control provision, replacing the “single-trigger” provision contained in the previous Management Incentive Compensation Plan, as more fully described at page 39.

  Minimum stock ownership requirements for executive officers have been significantly increased: for the CEO, the required percentage has increased from 300% to 1000% of base salary, for the CFO and COO, the required percentage has increased from 200% to 500% of base salary, and for all other executive officers, the required percentage has increased from 100% to 300% of base salary. The Board believes that these increased percentages impose meaningful ownership requirements on our executive officers.

  The Company’s new stock ownership policy also includes a requirement that executive officers hold the net after tax shares received upon vesting of RSUs or the exercise of stock options for a period of one year from the date of vesting or exercise, as applicable. A copy of the policy may be found on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com.

  The Compensation Committee engaged Pay Governance LLC (“Pay Governance”) as an independent compensation consultant. Pay Governance will work exclusively with the Compensation Committee and will not provide any other services to the Company. Previously, Towers Watson & Co. (“Towers Watson”) provided executive compensation consulting services to the Compensation Committee and consulting and actuarial services to the Company on a variety of matters. Towers Watson will continue to provide consulting and actuarial services to the Company.

The Board believes that the package of changes discussed above will enhance the Company’s corporate governance and compensation practices.

Our Executive Compensation Program

The purpose of our executive compensation program is to attract and retain talent and to reward our executives for performance that benefits the Company. To that end, we seek to compensate our executives in a manner that is competitive;

  rewards performance that creates shareholder value, while maintaining an appropriate balance between profitability and stability; and

  encourages executives to drive efficiencies by using capital judiciously.

Setting Compensation

   Philosophy

As a general proposition, the Compensation Committee believes that aggregate expenditures for executive base salaries should be managed to the median of salary expenditures when compared to comparable companies. The Compensation Committee also believes that annual and long-term incentive compensation expenditures should be targeted at median market levels. Targeting the market median, while giving executives the opportunity to earn more (or less) than this amount based on Company performance, ensures that the Company can attract and retain the high caliber of executive talent it seeks. In October 2011, the Compensation Committee reviewed the market data provided by Towers Watson and found that, on average for the named executive officers (other than Mr. Archibald), actual compensation was in fact targeted very close to the intended median positioning. Mr. Archibald’s compensation levels were negotiated in connection with the Merger (as discussed elsewhere in this Proxy Statement) and were based on various legacy Black & Decker practices and other merger-related factors.

Target Total Compensation
	Base Salary	Target Total Cash	(excluding Merger Specific Awards)
Targeted Positioning:	Median	Median	Median
Actual Positioning:
- vs. Published Surveys	11% Above Median	10% Above Median	23% Above Median
- vs. Peer Group	2% Above Median	5% Above Median	10% Above Median

   Process

In developing and maintaining appropriate compensation programs and target compensation levels for our executive officers, including our named executive officers, the Compensation Committee:

  monitors and evaluates executive compensation by periodically reviewing detailed “tally sheets” for each named executive officer. The tally sheets provide an overview of annual compensation and benefit values offered to each executive, the value of all outstanding equity awards, the accrued value of retirement benefits, and the amount of the Company’s other obligations in the event the executive’s employment terminates under various circumstances, including death, disability, involuntary termination without cause, or in connection with a change in control of the Company.

  annually reviews two sets of comparative market data prepared by our compensation consultant to ensure that compensation levels are in line with the labor markets in which we compete for executive talent. The first set of market data comes from published compensation surveys and reflects prevailing compensation practices within a group of over 260 companies in the U.S. general manufacturing and services community. The second set of market data comes from the compensation information publicly filed by the following 18 companies (our “Peer Group”).

Cooper Industries	Illinois Tool Works	Sherwin Williams
Danaher Corp.	Ingersoll-Rand	SPX Corp.
Dover Corp.	Jarden Corp.	Textron
Eaton Corporation	Masco Corp.	Tyco International
Emerson Electric	Newell Rubbermaid	W. W. Grainger
Fortune Brands	Parker Hannifin	Whirlpool Corp.

  These data points create ranges of compensation values that the Compensation Committee considers in setting executive salary levels and incentive opportunities that are consistent with the Company’s overall objectives. The benchmark data reviewed by the Compensation Committee are statistical summaries of the pay practices at these companies and are not representative of the compensation levels at any one organization.

  annually reviews the Company’s financial performance, including an assessment provided by our compensation consultant of compensation realized by the named executive officers in relation to the performance of the Company. Based on the results of this assessment and within the broader framework of the Company’s annual and long-term financial results, the Compensation Committee assesses whether the Company’s incentive programs are working as intended and paying for performance. As noted in the Executive Summary, compensation realized by our named executive officers excluding awards granted to Nolan Archibald in accordance with the terms of his Employment Agreement was strongly aligned with our performance in 2011 and over the three-year period ending in 2011.

  discusses compensation matters, other than those pertaining to the Chief Executive Officer, with our Chief Executive Officer and other management representatives, and meets in executive session with our compensation consultant, without management present, to evaluate management’s input. The Compensation Committee also solicits comments from other Board members regarding its recommendations at regularly scheduled Board meetings.

  establishes performance goals for the Company’s short-term and long-term performance award programs. Performance goals for our performance award programs are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of a performance cycle. These goals are tied to the Company’s annual business plan and operating budget, which are approved by our Board of Directors at or prior to the time the goals are set. The Compensation Committee evaluates the appropriateness of the proposed goals, and from time to time requests our compensation consultant to opine on the degree of difficulty inherent in achieving those goals. The Compensation Committee has final authority over goal-setting and approves the goals when satisfied that they are set at reasonable but appropriately challenging levels.

   Role of Consultant

To enhance the Compensation Committee’s ability to perform its responsibilities, the Compensation Committee has in recent years retained the services of an independent compensation consultant. The Compensation Committee retained Watson Wyatt Worldwide (“Watson Wyatt”) to consult and advise on executive compensation issues in early 2009. In July 2009, the Company retained Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) to advise on various compensation and benefits matters in connection with the Merger. At the end of 2009, Towers Perrin and Watson Wyatt merged to form Towers Watson. In 2010, the Compensation Committee retained the services of the newly formed Towers Watson to serve as the Compensation Committee’s independent compensation consultant and to advise on executive compensation matters. In considering the selection of Towers Watson, the Compensation Committee considered Towers Watson’s service to the Company and certain safeguards that Towers Watson implements to assure that the consultant acts independently. The Compensation Committee also considered Towers Watson's well-developed understanding of our business, particularly in light of the Merger. The decision to retain Towers Watson as an advisor to the Compensation Committee in 2010 was neither recommended nor opposed by management. As advisor to the Compensation Committee, Towers Watson reviewed the total compensation strategy and pay levels for the Company’s named executive officers, examined all aspects of the Company’s executive compensation programs to ensure their ongoing support of the Company’s business strategy, informed the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs, and provided general advice to the Compensation Committee with respect to compensation decisions pertaining to the Chief Executive Officer and senior executives.

In addition to executive compensation consulting services provided to the Compensation Committee, Towers Watson provided consulting and actuarial services to the Company on a variety of matters in 2011. The Company paid Towers Watson approximately $3,600,000 for all of the services they provided in 2011. Of that amount, approximately $334,000 related to executive compensation consulting services and a significant portion of the balance related to actuarial services provided in connection with the Company’s pension, health and welfare, and stock-based compensation plans.

In 2011, some of the Company’s shareholders expressed concern regarding Towers Watson’s role as both a consultant to the Compensation Committee and a provider of other services to the Company. In response to this concern, the Committee commenced a search for a new compensation consultant in 2011 and has retained Pay Governance LLC as its compensation consultant for 2012.

Compensation Components

   Pay Mix

The Compensation Committee believes that a significant portion of each executive officer’s compensation opportunity should be at risk in order to ensure that median or above-median compensation is only delivered when business results are strong and we have created value for our shareholders. The Committee also believes, however, that it is important to pay base salaries that relate appropriately to each executive’s level of responsibility, talent and experience in order to provide financial predictability to the individual. As illustrated in the Executive Summary, the mix of compensation between base salary, annual MICP compensation and regular annual long-term incentive awards is targeted such that 75%–85% of our named executive officer’s total annual compensation is at risk and dependent on performance results. The Committee believes this mix provides an appropriate balance between the financial security required to attract and retain qualified individuals and the Committee’s goal of ensuring that executive compensation rewards performance that benefits our shareholders over the long term.

   Base Salaries

The table below illustrates the current base salaries of our named executive officers and the increases from 2009 to 2010 related to the Merger. Salaries may exceed or trail the median for a variety of reasons, including performance considerations, experience level, length of service in current position, additional responsibilities, value to the Company beyond the core job description, or retention risk. As noted above, the named executive officers (other than Mr. Archibald) are aligned with median market levels.

	January 1, 2009	April 1, 2010	December 31, 2011
John F. Lundgren	$1,050,000	$1,250,000	$1,250,000
Donald Allan, Jr.	$350,000	$475,000	$575,000
Nolan D. Archibald	N/A	$1,500,000	$1,500,000
D. Brett Bontrager	$325,000	$450,000	$475,000
James M. Loree	$610,000	$750,000	$780,000

   Annual Incentive Compensation - MICP

All of our executive officers, including the named executive officers, participate in the annual incentive compensation programs under the Company’s 2006 Management Incentive Compensation Plan. These programs are designed to balance the complementary short-term goals of profitability and stability, encouraging our executives to maximize profitability and efficiency while promoting stability in our annual operating condition. The program measures are evenly weighted between earnings per diluted share (“EPS”) and cash flow multiple (operating cash flow less capital expenditures divided by net earnings). The Committee believes evenly weighting these two metrics supports the objective of maximizing profitability and efficiency while promoting stability in our annual operating condition, as both EPS and cash flow are essential for high quality earnings. Executives with group or divisional responsibility are also measured on divisional operating margin and working capital management. The Committee believes including these measurements for those with group or divisional responsibility, and providing equal weight among all four metrics for such executives, provides appropriate incentive for such executives to exercise financial discipline while growing their businesses, and to bear in mind the interests of the Company as a whole, not only those groups or divisions they oversee, as part of the decision making process. With the exception of Mr. Archibald’s award, which was established in his Employment Agreement at $1,875,000, target awards are set as a percentage of each officer’s base salary. For 2011, the named executive officer target bonus opportunities were: Mr. Lundgren – 150%, Mr. Allan – 80%, Mr. Bontrager – 80%, and Mr. Loree – 100%. MICP payouts will vary from 0% to 200% of the target bonus opportunity depending on results. The weighting of measures, potential bonus payouts, and actual bonuses earned for 2011 performance are illustrated in the table below.

   MICP Payout for 2011 Performance

	Weighting of Measures							Weighted Avg.
	Corporate		Group		Potential Bonus Payouts			Results on All
		Cash	Operating	Working				Measures
	EPS	Flow	Margin	Capital	Threshold	Target	Maximum	(% of target)	Payout
John F. Lundgren	50%	50%	0%	0%	$937,500	$1,875,000	$3,750,000	186.9%	$3,504,375
Donald Allan, Jr.	50%	50%	0%	0%	$190,000	$380,000	$760,000	186.9%	$710,220
Nolan D. Archibald	50%	50%	0%	0%		$1,875,000		186.9%	$1,875,000
D. Brett Bontrager	25%	25%	25%	25%	$180,000	$360,000	$720,000	149%	$536,400
James M. Loree	50%	50%	0%	0%	$375,000	$750,000	$1,500,000	186.9%	$1,401,750

Actual performance in 2011 exceeded 2011 corporate performance goals, resulting in a payout equal to 186.9% of target for corporate executives. The corporate performance goals and results for the 2011 performance period are illustrated below:

	Threshold	Target	Maximum	2011 Result
EPS	$4.60	$4.85	$5.09	> $5.09
Cash Flow Multiple	80%	100%	120%	114.7%

The results of Mr. Bontrager’s division exceeded performance goals established for that division (excluding results attributable to a consolidation of that division with another that occurred during the performance period after performance goals were established). Accordingly, based on the corporate results discussed above and the results of his division, Mr. Bontrager earned a bonus equal to 149% of his target bonus. The specific divisional operating margin and working capital goals and results are not disclosed as the disclosure of such information would result in competitive harm to the Company and would be of limited additional use to investors. The Company does not disclose operating margin and working capital results for specific divisions; accordingly, there would not be comparable financial results to which an investor could refer.

   Long-Term Incentive Compensation

The Compensation Committee believes that establishing a culture of stock ownership is an effective way to incentivize executives to achieve sustainable performance results and maximize long-term shareholder value. To that end, the Company is authorized to grant equity-based awards, including stock options, time-vesting restricted shares or units (“RSUs”), and performance-vesting shares or units under its 2009 Long-Term Incentive Plan. In 2011, the Company granted stock options, RSU’s and performance-vesting restricted stock units (“performance units”) to its named executive officers as part of their regular compensation packages. Stock options and RSUs are useful vehicles for rewarding management for successful share price appreciation, which aligns their interests with shareholders while bolstering retention. The performance units are a key component linking pay with performance and align management with the Company’s key strategic initiatives. The stock options and RSUs vest in four equal annual installments on the first four anniversaries of the grant date; the stock options expire 10 years from the grant date. The performance units for the performance period commencing in 2011 will be earned or forfeited following the conclusion of a three year performance cycle depending on the achievement of pre-established EPS and ROCE performance goals for each year in the cycle and a three year TSR goal. EPS is included as a performance goal in both the annual incentive and long-term performance award program because EPS is an important driver of shareholder value, and the Company does not want managers pursuing other goals without considering the effect achievement of such goals would have on EPS. The Committee believes that the mix of stock options, RSUs and performance units places a substantial portion of compensation at risk and effectively links equity compensation values to shareholder value creation and financial results. The allocation of the long-term incentive values among stock options, RSUs and performance units varies by named executive officer. Our most senior officers have a greater percentage of their long-term incentive awards allocated to performance units than other officers and employees do because they have the greatest ability to influence the financial measures underlying the program. The following table shows the 2010 and 2011 allocation of regular long-term incentive awards for our named executive officers (other than Mr. Archibald):

	2011			2010
	Stock		Performance	Stock		Performance
	Options	RSUs	Units	Options	RSUs	Units
John F. Lundgren	20%	24%	56%	19%	24%	57%
Donald Allan, Jr.	30%	36%	34%	29%	37%	34%
D. Brett Bontrager	31%	37%	32%	30%	37%	33%
James M. Loree	23%	28%	49%	22%	28%	50%

The performance unit component of our current long-term incentive program is designed to pay out at market-competitive levels only when we achieve and sustain profitability and market return goals over three years. Accordingly, 40% of performance unit payouts are contingent upon improvement in return on capital employed (“ROCE”), 35% on EPS growth, and 25% on total shareholder return relative to our peer group (“TSR”). The weighting of these goals is designed to encourage participants to focus first on capital efficiency, second on long-term profitability, and third on value creation relative to our peers. The ROCE computation is defined as net earnings divided by a two point average of capital employed; net earnings adds back after-tax interest expense and intangibles amortization, and capital employed represents debt plus equity less cash. The TSR calculation is based on an annualized rate of return reflecting share price appreciation and dividends paid during the measurement period with starting and ending prices measured as 20-day averages to account for daily trading volatility. While we may re-evaluate the measures used in the performance unit program in future years, or the weighting of those measures, we believe that ROCE, EPS, and TSR currently provide effective tools for measuring the value we create and sustain, assessing our achievement of strategic goals, and evaluating our long-term performance and potential.

Performance goals for each performance cycle are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of the performance cycle. The Compensation Committee considers management’s recommended performance goals, the Company’s performance-to-date and strategic direction, and the nature of the Company’s future operating environment, and once satisfied with the degree of difficulty associated with goal achievement, approves the targets for each performance cycle. As a general rule, the Compensation Committee seeks to establish goals such that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant; the Compensation Committee may establish the target at a higher or lower level in appropriate circumstances.

Threshold, target and maximum EPS and ROCE goals have been established for each fiscal year, or portion thereof, during the performance period. At the end of the performance period, a weighted average payment will be made based on performance achieved by the end of each fiscal year during the period relating to these goals plus an amount related to achievement of TSR goals. The threshold and maximum performance goals for the 2010-2012 and 2011-2013 performance cycles are as follows:

	EPS			ROCE			TSR
		Threshold	Maximum		Threshold	Maximum	Threshold	Maximum
2010-2012	Year 1	$1.56	$1.90	Year 1	8%	10%
Performance	Year 2	$3.78	$4.62	Year 2	9.5%	11.5%	25th	75th
Cycle	Year 3	$4.36	$5.33	Year 3	11%	13%	percentile	percentile

2011-2013	Year 1	$4.60	$5.09	Year 1	10.4%	12.4%
Performance	Year 2	$4.95	$6.05	Year 2	11.8%	13.8%	25th	75th
Cycle	Year 3	$5.40	$6.60	Year 3	13.3%	15.3%	percentile	percentile

For the 2011-2013 performance cycle, which commenced January 2, 2011, the Compensation Committee determined that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal.

The following tables illustrate the award opportunities associated with the 2011-2013 performance cycle and the goals, actual performance results and payouts associated with the recently completed 2009-2011 performance cycle. The award opportunities associated with the 2010-2012 performance cycle are set forth in the Company’s March 11, 2011 Proxy Statement at page 19.

   2011-2013 Performance Cycle*

	Potential Performance Units Earned
	Threshold	Target	Maximum
John F. Lundgren	25,787	51,575	85,958
Donald Allan, Jr.	2,613	5,226	10,452
D. Brett Bontrager	2,476	4,951	9,902
James M. Loree	12,894	25,787	41,260

*	Mr. Archibald will receive a cost synergy bonus pursuant to his employment agreement on March 12, 2013, provided certain goals are met, and therefore is not a participant in the Company’s long-term performance award programs.

   2009-2011 Performance Cycle

	Goals
EPS					ROCE					TSR
	Threshold	Target	Maximum	Achieved		Threshold	Target	Maximum	Achieved	Threshold	Target	Maximum	Achieved
Y 1	$1.54	$1.77	$1.99	> $1.99	Y 1	8.2%	10.2%	12.2%	12.1%	25th percentile	50th percentile	75th percentile	78th percentile
Y 2	$2.10	$2.42	$2.73	> $2.73	Y 2	8.3%	10.3%	12.3%	> $12.3%
Y 3	$2.22	$2.66	$3.10	> $3.10	Y 3	8.7%	10.7%	12.7%	> $12.7%

*	In determining whether the ROCE performance goals were met for the 2009-2011 performance cycle, certain adjustments were made to reflect the impact of recent acquisitions. The results shown in the foregoing table reflect these adjustments.

	Potential Performance Units Earned			Payout
	Threshold	Target	Maximum	(shares)
John F. Lundgren	26,067	52,135	104,270	103,905
Donald Allan, Jr.	3,475	6,951	13,903	13,853
D. Brett Bontrager	3,227	6,455	12,910	12,865
James M. Loree	10,096	20,192	40,384	40,243

Special Compensation

The Company did not award any special compensation to its named executive officers in 2011.

Benefits & Perquisites

   Retirement Benefits

The Compensation Committee believes that offering a full complement of compensation and benefit programs typically extended to senior executive officers is crucial to the attraction and retention of high-caliber executive talent. To that end, the Company currently offers retirement programs to its executive officers under two Plans: The Stanley Black & Decker Retirement Account Plan (known prior to its restatement effective January 1, 2011, as the Stanley Account Value Plan) and The Stanley Black & Decker Supplemental Retirement Account Plan (known prior to its restatement effective January 1, 2011, as the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works), which are more fully described at pages 26-27 and 35-36, respectively. In addition, the Company entered into a CEO Make-Whole Retirement Arrangement with Mr. Lundgren when he was originally hired in 2004, as more fully described at page 34. Prior to 2007, when the program was closed to new participants, the Company provided supplemental retirement benefits to certain executives pursuant to The Stanley Works Supplemental Executive Retirement Program. Those executives who were participants in the program prior to 2007, including Messrs. Lundgren and Loree, retain this benefit. This Program is described at page 34. Prior to the Merger, Mr. Archibald and other Black & Decker executives accrued benefits under plans sponsored by Black & Decker, including The Black & Decker Pension Plan, The Black & Decker Supplemental Pension Plan and The Black & Decker Supplemental Executive Retirement Plan. Mr. Archibald ceased to be a participant in these plans immediately following the Merger, while other Black & Decker executives continued to participate in these plans until December 31, 2010. Effective January 1, 2011, they became eligible to participate in The Stanley Black & Decker Retirement Account Plan and The Stanley Black & Decker Supplemental Retirement Account Plan and their benefits under the Black & Decker plans were frozen. Pursuant to elections made by Mr. Archibald prior to the Merger, his benefits under The Black & Decker Supplemental Pension Plan and The Black & Decker Supplemental Executive Retirement Plan were distributed to him on or about September 30, 2011.

   Employment Agreements

The Company has followed the practice of entering into a written employment agreement with its Chief Executive Officer for many years in order to provide continuity of leadership. Consistent with this practice, the Company entered into an employment agreement with John Lundgren in March, 2004, which was amended and restated on December 10, 2008 to comply with rules enacted under Section 409A of the Internal Revenue Code of 1986, as amended. In 2009, Mr. Lundgren’s agreement was again amended and restated in connection with the Merger and became effective upon completion of the Merger on March 12, 2010. In connection with the Merger, the Company also entered into written employment agreements with James M. Loree, its Executive Vice President and Chief Operating Officer, and Nolan D. Archibald, its Executive Chairman. Both of these agreements became effective upon completion of the Merger on March 12, 2010. These executives were asked to take on substantially greater responsibility while facing the uncertainties inherent in such a significant corporate transaction and entering into these employment agreements was an important means to ensure executive stability during this crucial time. Detailed descriptions of the employment agreements with Messrs. Lundgren, Loree and Archibald are set forth under the heading “Executive Officer Agreements” on pages 36-38.

   Change in Control Agreements and Severance Agreements

The Compensation Committee has determined that to be competitive with prevailing market practices, to enhance the stability of the executive team, and to minimize turnover costs associated with a corporate change in control, it is important to extend special severance protection for termination of employment as a result of a change in corporate control to certain employees. Therefore, the Company has entered into change in control agreements with certain members of senior management, including the named executive officers (other than Mr. Archibald). Severance protections were established based on prevailing market practices when these agreements were put in place for each of our named executive officers. The severance benefits that would have been payable at December 31, 2011 to Messrs. Lundgren, Allan, Bontrager and Loree in the event of termination following a change in control are set forth under the heading “Termination and Change in Control Provisions” beginning on page 39. The Compensation Committee has determined that golden parachute excise tax gross-ups will not be included in any new change in control or severance agreements or arrangements.

   Perquisites

The Company provides certain perquisites to its executive officers as part of its overall compensation program. These perquisites do not constitute a significant percentage of any executive’s total compensation package and are comparable to perquisites offered by the companies with whom the Company competes for talent. The perquisites currently provided are: financial planning services, life and long-term disability insurance, car allowance, home security system services, executive medical exams, and up to $5,000 of Company products for Messrs. Lundgren and Archibald and $2,000 of Company products for other executive officers as more fully set forth on pages 25-26. The provision of financial planning services, life and long-term disability insurance, a car allowance and executive medical exams is consistent with general market practice and, the Committee believes, provides benefit to the Company in encouraging the Company’s executives to maintain their health and financial well-being. The Company provides home security services to certain executives to help ensure their safety and that of their families. The Company product programs are designed to encourage Company executives to use, and encourage others to use, Company products. In the employment agreement executed with Mr. Archibald in connection with the Merger, the Company agreed to continue to provide Mr. Archibald with certain perquisites that he had been receiving as of December 31, 2008 pursuant to his employment agreement with Black & Decker prior to the Merger, including business and personal use of Black & Decker’s aircraft (now the Company’s aircraft), as is more fully set forth at pages 25-26. The Company has discontinued tax gross-ups on all perquisites other than gross-ups relating to certain perquisites provided to Mr. Archibald, which he is entitled to under his employment agreement.

Other Compensation Policies

   Stock Ownership Policy

In furtherance of the Company’s objective to create an ownership culture and because the Compensation Committee believes the meaningful investment by executive officers in the Company better aligns their interests with those of the Company’s shareholders, we have modified our stock ownership requirements through the adoption of a new Stock Ownership Policy for Executive Officers. This policy requires stock ownership to reach the minimum levels laid out in the table below within a five-year period commencing on the date of hire or promotion to a senior management position. Awards to participants under the Company’s long-term incentive programs are subject to transferability restrictions to the extent that a participant does not hold the minimum ownership levels at the time the award is distributed. This policy also requires that executive officers hold the net after tax shares received upon vesting of RSUs or the exercise of stock options for a period of one year post vesting or exercise, as applicable. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Minimum Ownership
CEO	1,000% of base salary
COO and CFO	500% of base salary
Other Executive Officers	300% of base salary

   Timing of Stock Option and RSU Grants

With the exception of grants made to French participants, annual grants of stock options and restricted stock units to executive officers are usually made at a regularly scheduled meeting of the Compensation Committee held during the fourth quarter of each year. The grant date of stock option and RSU awards is the date of the Board meeting held during the fourth quarter (typically the day after the Compensation Committee meeting) and grants to other eligible employees typically are approved on the same date. The exercise price for all stock option grants other than those to French participants is the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date of grant. The grant date for awards to French participants is the first date on which grants may be made consistent with French legal and tax requirements following the date on which annual grants are made to our other employees. The exercise price of stock options for French participants is the higher of the average of the high and low stock price on the date of grant and 80% of the average opening price on the New York Stock Exchange for the 20 days preceding the date of grant.

The Compensation Committee may occasionally make off-cycle grants during the year. These are typically associated with promotions, hiring, acquisitions, or other significant business events that would likely have an adverse impact on our ability to retain management talent. The Compensation Committee has delegated authority to the Company’s Chief Executive Officer to make annual grants and occasional off-cycle grants to employees who are not executive officers of the Company. The grant date for any grants made by the Company’s Chief Executive Officer is either the date the grant authorization is signed by the Chief Executive Officer or a later date specified in the grant authorization.

   Tax Deductibility Under Section 162(m)

Under Section 162(m) of the Internal Revenue Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to the CEO and the three other most highly compensated named executive officers employed at the end of the year (other than the CFO). The Company believes that it is generally in the Company’s best interests to satisfy the requirements for deductibility under Section 162(m). Accordingly, the Company has taken appropriate actions, to the extent it believes feasible, to preserve the deductibility of annual incentive and long-term performance awards. However, notwithstanding this general policy, the Company also believes there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

   Hedging; Pledging

The Company’s Board of Directors has adopted a policy against hedging transactions and discouraging pledging transactions. Pursuant to the policy, hedging is not permitted, and any officer, director or employee who wishes to pledge shares must obtain the prior approval of the General Counsel. This policy is included in the Company’s Business Conduct Guidelines, which are available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

   Forfeiture of Awards in the Event of Restatement

The Company’s Board of Directors has adopted a “recoupment” policy relating to unearned incentive compensation of executive officers. Pursuant to this policy, in the event our Board or an appropriate committee thereof determines that any fraud, negligence or intentional misconduct by an executive officer was a significant contributing factor to the Company having to restate all or a portion of its financial statements, the Board or committee will take, in its discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. Such actions may include requiring reimbursement of bonuses or incentive compensation paid to the officer after January 1, 2007, requiring reimbursement of gains realized upon the exercise of stock options, and cancellation of restricted or deferred stock awards and outstanding stock options. In determining what actions are appropriate, the Board or committee will take into account all relevant factors, including whether the restatement was the result of fraud, negligence or intentional misconduct. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Assessment of Risk Arising from Compensation Policies and Practices

The Company has considered whether its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and has concluded that the Company’s compensation practices and policies do not create such risks. This conclusion was based on the following considerations:

The incentive compensation programs applicable to members of management are the Management Incentive Compensation Plan described at pages 18-19 (“MICP”) and the Long-Term Incentives described at pages 19-21.

As discussed above, under the MICP, each participant has an opportunity to earn a threshold, target or maximum bonus amount that is contingent on achieving established performance goals. For 2011, the corporate goals consisted of earnings per diluted share and cash flow multiple (operating cash flow less capital expenditures divided by net earnings); divisional managers had additional performance goals with respect to divisional operating margin and working capital management, each of which had been deemed by the Compensation Committee to be an important measure of divisional contribution to overall corporate success. Further, achievement of corporate goals and divisional goals are weighted equally in determining bonuses, making it unlikely any employee or group of employees would pursue achievement of divisional goals in a manner that would have an adverse impact on the overall corporate goals. While managers other than named executive officers might have individual performance goal targets as a component of their MICP award as well, achievement of individual goals would account for only a small percentage of the total bonus opportunity, making it unlikely that any individual would pursue achievement of an individual goal in a manner that would jeopardize performance of his or her division as a whole or the Company as a whole.

The Company’s long-term incentive programs similarly are not likely to create risks that are reasonably likely to have a material adverse effect on the Company. As discussed above, there are two elements to the Company’s long-term incentive programs: (i) grants of stock options and/or restricted stock units that vest over time (typically four years) and (ii) grants of performance units that vest based on performance over a specified period of time (typically three years). The time-vesting restricted stock unit and stock option grants align recipients’ interests with those of the Company’s shareholders in maintaining or increasing share value, making it unlikely that award recipients will pursue behaviors that create a material risk to the Company. Performance grants generally are earned based on achievement of corporate performance goals. A portion of each performance award is contingent on achieving stated levels in EPS during the performance period, a portion is based on targets relating to return on capital employed (“ROCE”), and a portion is contingent on achieving total shareholder return relative to a peer group (“TSR”). As noted at pages 19-20, the Company believes that using EPS and ROCE as performance measures provides appropriate incentives for management to optimize the principal financial drivers that generate shareholder return and reinforce the Company’s quest for continued growth; including TSR as a performance measure encourages management to continuously benchmark Company performance against that of a broadly defined group of comparable companies, further supporting the Company’s quest for growth. In determining whether EPS and ROCE goals have been met, the Compensation Committee retains the discretion to adjust the manner in which achieved EPS and ROCE are determined to take into account certain nonrecurring events (such as significant acquisitions or divestitures). Providing the Committee this discretion allows the Committee to ensure the results are comparable to the originally established targets. It also has the effect of eliminating any incentive to take a particular action in order to increase the bonus that would be distributed at the end of the applicable performance period.

The Company has occasionally granted long-term incentive awards to employees to encourage them to reach goals different from those above, such as the working capital turns and inventory turns objectives that were established for the Working Capital Incentive Program that was approved by the Compensation Committee in 2010. Typically, such programs are designed to incentivize employees to improve the overall performance of the Company, or a particular business, by requiring improvement in processes and, as such, are unlikely to encourage behavior that would have a material adverse effect on the Company.

Other incentive programs that may be available are common in companies in durable goods and services businesses, such as commissions on sales for sales representatives. None of these programs accounts for a significant percentage of the relevant business units revenues, and no one business unit carries a significant portion of the Company’s risk profile.

Based on all of the above, the Company has concluded that its compensation policies and practices for its employees do not create risks that are likely to have a material adverse effect on the Company.

Summary Compensation Table

The table below summarizes the total compensation for the applicable periods for those individuals who served as Chief Executive Officer or Chief Financial Officer of the Company during the fiscal year ended December 31, 2011 (“fiscal year 2011”) and for the three most highly compensated executive officers of the Company serving as such at the end of fiscal year 2011 other than the CEO and CFO (collectively the “named executive officers”).

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
Name and		Salary	Bonus	Award(s)	Awards	Compensation	Earnings	Compensation
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	Total
John F. Lundgren,	2011	1,250,000	0	5,409,678	1,359,000	3,504,375	1,620,596	584,222	13,727,871
President and CEO	2010	1,208,433	0	25,347,725	1,255,500	4,342,800	159,663	416,138	32,730,259
	2009	1,050,000	0	5,091,241	893,250	2,100,000	379,550	88,476	9,602,517

Donald Allan, Jr.,	2011	516,667	0	834,156	362,400	710,220	0	190,167	2,613,610
Senior Vice President and	2010	443,850	0	4,002,349	334,800	848,920	0	125,656	5,755,575
CFO	2009	350,000	0	804,639	178,650	420,000	0	33,500	1,786,789

Nolan D. Archibald	2011	1,500,000	0	3,325,025	3,325,000	1,875,000	1,657,541	627,900	12,310,466
Executive Chairman	2010	1,187,500	0	3,325,031	19,665,004	1,875,000	1,579,878	604,152	28,236,565

D. Brett Bontrager,	2011	460,417	0	812,962	362,400	895,890	0	106,107	2,637,776
Senior Vice President and	2010	418,750	0	3,967,362	334,800	596,048	0	32,727	5,349,687
Group Executive, Stanley	2009	325,000	0	244,501	103,459	341,000	0	26,586	1,040,546
Security Solutions

James M. Loree,	2011	765,000	0	2,956,745	906,000	1,401,750	987,233	315,838	7,332,566
Executive Vice President	2010	720,833	0	14,945,442	837,000	1,914,960	530,983	293,685	19,242,903
and COO	2009	610,000	0	2,307,946	595,500	976,000	258,922	60,661	4,809,029

Footnote to Column (a) of Summary Compensation Table
Mr. Archibald was elected Executive Chairman of the Company effective March 12, 2010, in connection with the Merger. The information included in the Summary Compensation Table does not include compensation earned by Mr. Archibald in his role as Chairman and Chief Executive Officer of The Black & Decker Corporation prior to the Merger.

Footnote to Column (e) of Summary Compensation Table
This column reflects the aggregate grant date fair value of all restricted stock units and performance awards granted during the fiscal years ended December 31, 2011, January 1, 2011, and January 2, 2010, respectively, in accordance with Financial Accounting Standards Board Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures. The grant date fair value of performance award grants included in this column, assuming performance at maximum, for grants made in fiscal years 2011, 2010, and 2009, respectively, is as follows: Mr. Lundgren, $5,568,599/$7,297,936/$2,869,980; Mr. Allan, $672,562/$1,026,944/$382,641; Mr. Bontrager, $637,143/$972,934/$355,315; Mr. Loree, $2,677,352/$3,365,271/ $1,111,561. The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers.

Footnote to Column (f) of Summary Compensation Table
This column reflects the aggregate grant date fair value of all stock options granted during the fiscal years ended December 31, 2011, January 1, 2011, and January 2, 2010, respectively, in accordance with Financial Accounting Standards Board Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures.

Footnote to Column (g) of Summary Compensation Table
The dollar amounts set forth in this column for 2010 reflect (i) incentive compensation earned pursuant to the 2007-2009 Special Bonus Program, as discussed in our March 11, 2011 Proxy Statement, and (ii) incentive compensation earned pursuant to the Company’s MICP for the 2010 fiscal year. For 2011 and 2009, the dollar amounts reflect incentive compensation earned pursuant to the Company’s MICP for the 2011 and 2009 fiscal years, respectively, plus, for Mr. Bontrager, incentive compensation earned pursuant to an integration team synergy bonus program established in March 2010 in connection with the Merger. This program provided for payment of a bonus to designated participants (equal to one-tenth of one percent of synergies achieved, for Mr. Bontrager) upon achievement of $350 million in cost synergies relating to the Merger provided the synergies were achieved by the end of 2012; an additional payment will be made in 2013 if additional cost synergies are achieved by the end of 2012. MICP incentive compensation for 2011 vests upon distribution in the first quarter of the 2012 calendar year.

Footnote to Column (h) of Summary Compensation Table
The following amounts included in this column are attributable to the following plans:

Increase in actuarial present value of Mr. Lundgren’s benefit under the CEO Make-Whole Retirement Arrangement including The Stanley Works Supplemental Executive Retirement Program for fiscal year 2011 is $1,620,596. See the footnotes to Columns (b) and (d) of the Pension Benefits Table on page 34 for the assumptions used in making this calculation. For fiscal year 2010, the increase in actuarial present value of Mr. Lundgren’s benefit under the CEO Make-Whole Retirement Arrangement was $159,663. For fiscal year 2009, the increase in actuarial present value of Mr. Lundgren’s benefit under the CEO Make-Whole Retirement Arrangement was $379,550.

Increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Program for fiscal year 2011 is $987,233. See the footnote to Column (d) of the Pension Benefits Table on page 34 for the assumptions used in making this calculation. For fiscal year 2010, the increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Program was $530,983. For fiscal year 2009, the increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Program was $258,922.

Increase in actuarial present value of Mr. Archibald's benefit for fiscal year 2011 for the plans in which he was a participant are as follows: $39,455 under The Black & Decker Pension Plan, $1,019,303 under The Black & Decker Supplemental Executive Retirement Plan and $598,783 under The Black & Decker Supplemental Pension Plan. Mr. Archibald received payments during fiscal year 2011 under The Black & Decker Supplemental Executive Retirement Plan and under The Black & Decker Supplemental Pension Plan. See the footnote to Column (d) of the Pension Benefits Table on page 34 for the assumptions used in making these calculations. For the period March 12, 2010 through December 31, 2010 for the plans in which Mr. Archibald was a participant the increase in actuarial present value of his benefit was as follows: $14,216 under The Black & Decker Pension Plan, $847,303 under The Black & Decker Supplemental Executive Retirement Plan and $718,359 under The Black & Decker Supplemental Pension Plan.

Footnote to Column (i) of Summary Compensation Table
This column reflects Company contributions and allocations for Messrs. Lundgren, Allan, Archibald, Bontrager and Loree under the Stanley Black & Decker Retirement Account Value Plan (matching and Core for Messrs. Lundgren, Allan, Bontrager and Loree, and matching for Mr. Archibald) and the Stanley Black & Decker Supplemental Retirement Account Plan (supplemental matching and supplemental Core for Messrs. Lundgren, Allan, Bontrager and Loree and supplemental matching for Mr. Archibald), and Company costs related to life insurance premiums, car allowances, financial planning services, annual physicals, products acquired through the Company’s Product Programs, reimbursement for club dues, personal use of tickets to athletic and other entertainment events, and maintenance of home security systems as set forth in the table below. Perquisites provided to Mr. Archibald also include personal use of Company aircraft; the cost incurred by the Company for such use is reflected below. Certain contributions and allocations under the Stanley Black & Decker Retirement Account Value Plan (known prior to January 1, 2011 as the Stanley Account Value Plan) and the Stanley Black & Decker Supplemental Retirement Account Plan (known prior to January 1, 2011 as the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works) for Messrs. Lundgren and Loree will offset pension benefits as described on page 34.

		Defined								Home	Personal Use
		Contribution			Financial	Annual	Product	Club		Security	of Corporate	Column (i)
		Plans	Insurance	Car	Planning	Physical	Program	Dues	Tickets	System	Aircraft	Total
Name	Year	($)	($)	($)	($)	($)	$	($)	($)	($)	($)	($)
John F. Lundgren	2011	458,250	75,462	34,220	10,974	0	1,251	0	0	4,065	0	584,222
Donald Allan, Jr.	2011	133,857	8,739	29,508	13,594	2,500	1,969	0	0	0	0	190,167
Nolan D. Archibald	2011	52,500	65,750	16,200	23,402	0	3,806	2,990	1,750	0	461,502	627,900
D. Brett Bontrager	2011	48,064	18,464	37,705	0	0	1,874	0	0	0	0	106,107
James M. Loree	2011	245,465	14,874	29,409	5,291	2,500	797	0	0	17,502	0	315,838

Effective January 1, 2011, the Stanley Account Value Plan, a Section 401(k) retirement program that covered certain employees of the Company and its U.S. affiliates who were subject to the income tax laws of the United States, was restated as the Stanley Black & Decker Retirement Account Plan. The Stanly Account Value Plan featured two accounts, a Choice Account, which continued to be maintained under the Stanley Black & Decker Retirement Account Plan, and a Cornerstone Account, which has been renamed the Core Account in the Stanley Black & Decker Retirement Account Plan.

The Choice Account offers eligible participants the opportunity for tax-deferred savings and a choice of investment options. For each calendar year prior to 2009, and for the 2010 and 2011 calendar years, the Company has provided a 50% match on the first 7% of pay contributed by a participant on a pre-tax basis for the year. For the 2009 calendar year, the Company provided a 25% match on the first 7% of pay contributed on a pre-tax basis for the year. Pay ordinarily includes salary, management incentive bonuses, certain other taxable compensation and elective contributions to a plan that meets the requirements of Internal Revenue Code Section 125 or 401(k). Annual pay and the amount of elective contributions are subject to limits set forth in the tax law. Participants are permitted to direct the investment of all funds credited to their Choice Accounts. Prior to 2011, matching allocations to the Choice Accounts were 100% vested upon completion of three years of service; effective January 1, 2011, matching allocations are vested upon completion of one year of service. Vesting is accelerated in certain circumstances, as described below.

The Cornerstone Account (renamed the “Core Account” effective January 1, 2011) provides a “core” retirement benefit for certain participants. This account is 100% funded by separate allocations that are not dependent on contributions by participants. Effective June 28, 2008, Cornerstone Accounts became subject to participant investment direction. No allocation was made to Cornerstone Accounts in 2009. For calendar years prior to 2009, and for the 2010 calendar year, a regular allocation to a participant’s Cornerstone Account for the year was based on the participant’s age on the last day of the year and the participant’s pay (as described above and subject to limits set forth in the tax law) for each calendar quarter during the year (with pay recognized for a calendar quarter only if the participant had employment status on the last day of the calendar quarter) as follows:

Age	Allocation Amount (% of Pay)
Less than 40	3%
40 - 54	5%
55 and older	9%

There were additional Cornerstone allocations for years prior to 2009 and in 2010 for certain participants. None of the Company’s named executive officers was eligible for these additional Cornerstone allocations.

Effective January 1, 2011, there are separate allocations to Core Accounts for certain participants that are not dependent on contributions by the participants. The Core Accounts are subject to investment direction by participants. Regular allocations to a Core Account for a calendar year are based on the participant’s age as of the last day of the year and pay for each calendar quarter during the year, as described above, and subject to the limits of the tax law, with allocations for a calendar quarter contingent on having employment status on the last day of the calendar quarter, as follows:

Age	Allocation Amount (% of Pay)
Less than 40	2%
40 - 54	4%
55 and older	6%

There also is a Core Transition Benefit allocation to the Core Account, during the five calendar years that begin with the 2011 year, for those individuals who are eligible for regular allocations to the Core Account during the year and, in addition, received Cornerstone allocations under the Stanley Account Value Plan during 2010 or who accrued benefits during 2010 under The Black & Decker Pension Plan or the Retirement Plan for Hourly-Rated Employees of Porter Cable Corporation. Messrs. Lundgren, Allan, Bontrager and Loree are eligible for this benefit. The Core Transition Benefit allocation increases an individual’s Core Allocation by the following percentages of pay (as described above and subject to the limits applied under the tax laws):

Age	2011	2012	2013	2014	2015
Less than 40	1%	1%	0.5%	0.5%	0.5%
40-54	1%	1%	0.5%	0.5%	0.5%
55 and over	3%	3%	1.5%	1.5%	1.5%

There are Additional Core Transition Benefit allocations to the Core Accounts of certain individuals. None of the Company’s named executive officers is eligible for Additional Core Transition Benefits.

Allocations to a participant’s Cornerstone or Core Account become 100% vested upon completing one year of service, except as described below. Prior to January 1, 2011, regardless of the number of years of service, a participant became fully vested in the matching allocations to a Choice Account and the allocations to the Cornerstone Account if, while employed by the Company, the participant reached age 65, became permanently disabled or died. Effective January 1, 2011, a participant becomes fully vested in the matching allocations to the Choice Account and the allocations credited to the Core Account in accordance with these same rules, except that full vesting also applies upon reaching age 55 while employed by the Company.

The vested accounts are payable to a participant in a lump sum upon termination of employment and, effective January 1, 2011, if payments are made after a participant reaches age 70-1/2, the participant may elect instead to receive annual installment payments equal to the minimum required distributions under the tax law. If a participant dies, the total vested value of the participant’s accounts (including amounts that became vested upon death while employed by the Company) is payable in a lump sum to his or her beneficiary.

The CEO Make-Whole Retirement Arrangement and The Stanley Works Supplemental Executive Retirement Program are described on page 34 under the heading “Pension Benefits.” The Stanley Black & Decker Supplemental Retirement Account Plan, known prior to January 1, 2011 as the Supplemental Retirement and Account Plan for Salaried Employees of The Stanley Works, is described on pages 35-36 under the heading “Non-Qualified Defined Contribution and Deferred Compensation Plans.”

The amounts under the column entitled “Financial Planning” for Messrs. Lundgren, Allan, Archibald and Loree include reimbursement for taxes owed with respect to such benefit in the amounts of $4,735; $4,507; $4,652; and $2,283 respectively; the amounts under the column entitled “Car” for Messrs. Lundgren, Allan, Bontrager and Loree include reimbursement for taxes owed with respect to such benefit in the amounts of $13,346; $11,508; $14,705 and $10,700 respectively; and the amounts under the columns entitled “Club Dues” and “Personal Use of Corporate Aircraft” for Mr. Archibald include reimbursement for taxes owed with respect to such benefits in the amounts of $1,090 and $123,975.39, respectively. The Company has discontinued all gross-ups to cover taxes except for the gross-ups provided to Mr. Archibald that he is entitled to receive under the terms of his employment agreement.

     Grants of Plan Based Awards Table 2011 Grants

     This table sets forth information concerning equity grants to the named executive officers during the fiscal year ended December 31, 2011 as well as the range of future payouts under non-equity incentive programs.

								All Other
								Stock	All Other			Grant Date
								Awards:	Option	Exercise		Fair Value
								Number	Awards:	or Base		of Stock
								of Shares	Number of	Price of	Closing	and
								of Stock	Securities	Option	Price at Date	Option
		Estimated Future Payouts Under			Estimated Future Payouts Under			or Units	Underlying	Awards	of Grant	Awards
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			(#)	Options (#)	($/Sh)	($/Sh)	($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
John F. Lundgren	February 14, 2011	937,500	1,875,000	3,750,000
	March 16, 2011				25,787	51,575	85,958					3,790,053
	December 8, 2011							25,000				1,619,625
	December 8, 2011								75,000	64.785	63.98	1,359,000

Donald Allan, Jr.	February 14, 2011	190,000	380,000	760,000
	March 16, 2011				2,613	5,226	10,452					402,234
	December 8, 2011							6,667				431,922
	December 8, 2011								20,000	64.785	63.98	362,400

Nolan D. Archibald	February 14, 2011	1,875,000	1,875,000	1,875,000
	December 8, 2011							51,324				3,325,025
	December 8, 2011								173,177	64.785	63.98	3,325,000

D. Brett Bontrager	February 14, 2011	180,000	360,000	720,000
	March 16, 2011				2,476	4,951	9,902					381,040
	December 8, 2011							6,667				431,922
	December 8, 2011								20,000	64.785	63.98	362,400

James M. Loree	February 14, 2011	375,000	750,000	1,500,000
	March 16, 2011				12,894	25,787	41,260					1,876,973
	December 8, 2011							16,667				1,079,772
	December 8, 2011								50,000	64.785	63.98	906,000

Footnote to Columns (c), (d) and (e) of Grants of Plan-Based Awards Table
The amounts set forth in these columns are (i) the threshold, target and maximum bonuses each of the named executive officers was eligible to receive pursuant to the Company’s MICP covering the period from January 2, 2011 through December 31, 2011. The bonuses payable, which vest upon distribution during the first quarter of 2012 pursuant to the terms of the Plan, are set forth in Column (g) of the Summary Compensation Table.

Footnote to Columns (f), (g) and (h) of Grants of Plan-Based Awards Table
The performance awards identified in columns (f), (g) and (h) cover a performance period that commenced on January 2, 2011 and expires at the end of the Company’s 2013 fiscal year. Each performance award represents the right to receive the number of Company shares shown in the table, subject to the attainment of performance goals at the end of the performance period and continued employment. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability. Thirty-five percent of the potential award is contingent on the achievement of earnings per share growth, forty percent is contingent on the achievement of return on capital employed, and twenty-five percent is contingent on total shareholder return.

The number of performance shares that each executive would be eligible to receive pursuant to these awards was determined by multiplying the executive’s base salary as of January 1, 2011 by the applicable performance factor, which ranged from 40-150% in the case of threshold performance, 80-300% in the case of target performance, and 160-500% in the case of maximum performance for the named executive officers, and dividing the resulting number by the average of the high and low price of Company stock on the date of grant. Unless the Compensation Committee otherwise determines, no shares will be issued in respect of a performance goal unless threshold performance is achieved for that goal and the number of shares to be issued will be pro-rated in the event performance falls between threshold and target or target and maximum performance.

Footnote to Column (i) of Grants of Plan-Based Awards Table
The restricted stock awards identified in this column are restricted stock units awarded on December 8, 2011 that will vest in four equal installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. Employment beyond March 12, 2013 is not a condition to vesting of Mr. Archibald’s grant. The grant to Mr. Archibald will become immediately and fully vested under certain circumstances, as more fully described below in the section titled “Agreement with Nolan D. Archibald, Executive Chairman.”

Footnote to Column (j) of Grants of Plan-Based Awards Table
The stock options identified in this column are stock options granted on December 8, 2011 that will vest in four equal installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. Employment beyond March 12, 2013 is not a condition to vesting of Mr. Archibald’s grant. The grant to Mr. Archibald will become immediately and fully vested under certain circumstances, as more fully described below in the section titled “Agreement with Nolan D. Archibald, Executive Chairman.”

Footnote to Column (k) of Grants of Plan-Based Awards Table
All stock option grants were made pursuant to the Company’s 2009 Long-Term Incentive Plan (the “2009 Plan”). The 2009 Plan, which has been approved by the Company’s shareholders, provides that the purchase price per share purchasable under an option shall not be less than the Fair Market Value of a share on the date of grant. The 2009 Plan defines the Fair Market Value of a share as the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date as of which Fair Market Value is to be determined. The grant price may, therefore, be higher or lower than the closing price per share on the date of grant. The closing price per share on the date of grant is set forth in the column immediately adjacent to column (k).

Footnote to Column (l) of Grants of Plan-Based Awards Table
This column reflects the grant date fair value computed in accordance with FASB Codification Topic 718, Compensation—Stock Compensation of the stock option grants, restricted stock unit grants and performance awards identified in this table. See footnote J of the Company’s report on Form 10-K for assumptions used in the valuation of these awards and related disclosures. The grant date fair value of performance award grants included in this column for the performance award period that runs from January 2, 2011 through the end of the Company’s 2013 fiscal year, assuming performance at maximum, is as follows: Mr. Lundgren, $5,568,599; Mr. Allan, $672,562; Mr. Bontrager, $637,143; and Mr. Loree, $2,677,352.

     Outstanding Equity Awards at Fiscal Year End

     The following table sets forth information regarding outstanding stock options, option awards, and restricted stock unit awards held by the named executive officers on December 31, 2011.

	Option Awards					Stock Awards
									Equity Incentive
	Number	Number				Number of	Market Value	Equity Incentive	Plan Awards:
	of Shares	of Shares	Equity Incentive Plan			Shares or	of Shares or	Plan Awards:	Market or Payout
	Underlying	Underlying	Awards:			Units of	Units of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Number of Securities			Stock that	Stock That	Shares, Units	Shares, Units or
	Options (#)	Options (#)	Unexercised	Option Exercise	Option Expiration	Have Not	Have Not	or other Rights That	Other Rights that
Name	Exercisable	Unexercisable	Unearned Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Have Not Vested (#)	Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John F. Lundgren	150,000	0	--	41.43	10/15/2014
	75,000	0	--	47.29	12/12/2015
	75,000	0	--	51.14	12/11/2016
	75,000	0	--	51.13	12/10/2017
	71,332	23,778	--	33.35	12/9/2018
	37,500	37,500	--	49.02	12/9/2019
	18,750	56,250	--	63.72	12/9/2020
	0	75,000	--	64.79	12/8/2021
						605,633	40,940,820
								61,203	4,137,289
								40,830	2,760,108
								27,541	1,861,772

Donald Allan, Jr.	10,000	0	--	41.43	10/15/2014
	5000	0	--	47.20	12/13/2015
	7,500	0	--	51.14	12/11/2016
	15,000	0	--	51.13	12/10/2017
	15,000	5,000	--	33.35	12/9/2018
	7,500	7,500	--	49.02	12/9/2019
	5,000	15,000	--	63.72	12/9/2020
	0	20,000	--	64.79	12/8/2021
						94,480	6,386,825
								7,442	503,079
								4,573	309,118
								5,582	377,343

	Option Awards					Stock Awards
									Equity Incentive
	Number	Number				Number of	Market Value	Equity Incentive	Plan Awards:
	of Shares	of Shares	Equity Incentive Plan			Shares or	of Shares or	Plan Awards:	Market or Payout
	Underlying	Underlying	Awards:			Units of	Units of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Number of Securities			Stock that	Stock That	Shares, Units	Shares, Units or
	Options (#)	Options (#)	Unexercised	Option Exercise	Option Expiration	Have Not	Have Not	or other Rights That	Other Rights that
Name	Exercisable	Unexercisable	Unearned Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Have Not Vested (#)	Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Nolan D. Archibald	286,875	0	--	37.91	4/29/2012
	382,500	0	--	31.17	4/27/2013
	191,250	0	--	47.21	4/25/2014
	191,250	0	--	64.52	4/24/2015
	191,250	0	--	72.44	4/18/2016
	191,250	0	--	69.31	4/17/2017
	143,437	47,813	--	53.37	4/15/2018
	156,123	156,124	--	30.03	4/28/2019
	0	1,000,000	--	57.50	3/15/2020
	45,548	136,644	--	63.72	12/9/2020
	0	173,177	--	64.79	12/8/2021
						378,231	25,568,416

D. Brett Bontrager	1,250	0	--	51.14	12/11/2016
	1,875	0	--	51.13	12/10/2017
	6,250	6,250	--	33.35	12/9/2018
	3,750	7,500	--	49.02	12/9/2019
	5,000	15,000	--	63.72	12/9/2020
	0	20,000	--	64.79	12/8/2021
						92,961	6,284,161
								7,051	476,614
								4,332	292,860
								5,288	357,469

James M. Loree	50,000	0	--	41.43	10/15/2014
	25,000	0	--	47.29	12/12/2015
	25,000	0	--	51.14	12/11/2016
	25,000	0	--	51.13	12/10/2017
	47,550	15,850	--	33.35	12/9/2018
	25,000	25,000	--	49.02	12/9/2019
	12,500	37,500	--	63.72	12/9/2020
	0	50,000	--	64.79	12/8/2011
						334,606	22,619,392
								29,377	1,985,885
								19,985	1,351,003
								11,017	744,749

Footnote to column (c)
All of the options identified in column (c) expire 10 years from the date of grant; the grant date therefore can be determined by subtracting 10 years from the expiration date set forth in column (f). All of the option grants identified in column (c) that were made prior to October 15, 2003 vested in two installments: 50% vested on the third anniversary of the date of grant and 50% vested on the fifth anniversary of the date of grant. With the exception of the March 15, 2010 grant to Nolan Archibald, which vests in full on March 12, 2013, all of the options that were granted on or after October 15, 2003 vest in four equal annual installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. Employment beyond March 12, 2013 is not a condition to vesting of Mr. Archibald’s grants.

Footnote to column (g)
The awards identified in this column are (i) time vesting restricted stock units that have not yet vested; (ii) the performance awards for the 2009-2011 performance program, which vested upon distribution in the first quarter of 2012 based on achievement of performance goals as set forth in the Compensation Discussion and Analysis at page 21; (iii) a portion of the performance awards for the 2010-2012 performance program, which will vest following the end of the performance period, based on achievement of the maximum 2010 EPS and ROCE goals of $1.90 per share and 10.0%, respectively, and achievement of the maximum 2011 EPS and ROCE goals of $4.62 per share and 11.5%, respectively, established for the 2010-2012 performance program; and (iv) a portion of the performance awards for the 2011-2013 performance award program, which will vest following the end of the performance period, based on achievement of the maximum 2011 EPS and ROCE goals of $5.09 per share and 12.4%, respectively, established for the 2011-2013 performance period. The number of time vesting restricted stock units granted to each executive that had not vested as of December 31, 2011 is as set forth in the table below. Unless otherwise indicated, awards vest in four equal installments on the first four anniversaries of the grant date.

Grantee	Grant Date	Vesting Schedule	Number of Units not yet vested
John F. Lundgren	December 9, 2008		3,250
	April 23, 2009	Vests in two equal installments on the second and third	25,000
		anniversaries of the grant date
	April 23, 2009		7,519
	December 9, 2009		12,500
	March 15, 2010	Vests in two equal installments on March 12, 2014 and	325,000
		March 12, 2015
	December 9, 2010		18,750
	December 8, 2011		25,000

Donald Allan, Jr.	December 9, 2008		1,400
	April 23, 2009	Vests in two equal installments on the second and third	5,000
		anniversaries of the grant date
	December 9, 2009		2,500
	March 12, 2010	Vests in two equal installments on March 12, 2014 and	50,000
		March 12, 2015
	December 9, 2010		5,001
	December 8, 2011		6,667

Nolan D. Archibald	April 16, 2008	Vests on April 16, 2012	99,450
	April 29, 2009	Vests on April 29, 2013	188,317
	December 9, 2010		39,140
	December 8, 2011		51,324

D. Brett Bontrager	December 9, 2008		1,400
	April 23, 2009	Vests in two equal installments on the second and third	5,000
		anniversaries of the grant date
	December 9, 2009		2,500
	March 12, 2010	Vests in two equal installments on March 12, 2014 and	50,000
		March 12, 2015
	December 9, 2010		5,001
	December 8, 2011		6,667

James M. Loree	December 9, 2008		4,664
	April 23, 2009	Vests in two equal installments on the second and third	12,500
		anniversaries of the grant date
	December 9, 2009		8,333
	March 15, 2010	Vests in two equal installments on March 12, 2014 and	200,000
		March 12, 2015
	December 9, 2010		12,501
	December 8, 2011		16,667

Awards under the 2010-2012 and 2011-2013 performance programs will vest when awards are distributed, generally during the first quarter following completion of the performance cycle. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. Employment beyond March 12, 2013 is not a condition to vesting of Mr. Archibald’s grants. The March 15, 2010 grants to Mr. Lundgren and Mr. Loree are subject to the terms of their employment agreements, which provide for full and immediate vesting in certain circumstances.

Footnote to column (i)
The shares identified in this column are the number of shares that may be issued pursuant to performance awards (i) at maximum, for 2012 EPS, ROCE and TSR components of the awards for the performance period that runs from July 4, 2010 through the end of the Company’s 2012 fiscal year; (ii) at target, for 2012 EPS and ROCE components, threshold for 2013 EPS and ROCE components and at maximum for the TSR component of the awards for the performance period that runs from January 2, 2011 through the end of the Company’s 2013 fiscal year; and (iii) at threshold for the 2010 Working Capital Incentive Program, for which the performance period ends on December 31, 2012. The awards for the performance periods ending at the end of fiscal years 2012 and 2013 vest upon distribution, which will occur during the first quarter of the fiscal year immediately following the performance period, following release of the Company’s financial statements. The Working Capital Incentive Program Awards also vest upon distribution, which will occur no later than the first quarter of 2013 provided the working capital performance goal is met prior to June 30, 2012 and sustained for at least six months. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability.

     Option Exercises and Stock Vested During 2011 Fiscal Year

     The following table provides information concerning options exercised and shares vested for each named executive officer during the Company’s 2011 fiscal year.

	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
John F. Lundgren	250,000	9,628,750	69,197	4,805,723
Donald Allan, Jr.	0	0	10,254	721,545
Nolan D. Archibald	255,000	9,787,063	88,271	6,527,098
D. Brett Bontrager	0	0	9,785	691,457
James M. Loree	75,000	2,528,792	27,059	1,895,220

Footnote to columns (d) and (e)
Shares acquired are time-vesting RSUs; figures reported include shares withheld to cover taxes upon vesting. No shares were distributed pursuant to performance awards granted for the 2008-2010 performance period (which would have vested upon distribution in the first quarter of 2011), because performance goals were not met.

     Pension Benefits

     The following table shows the present value of accumulated benefits payable to each of the named executive officers, including years of service credited, under the Company’s non-qualified defined benefit pension plans.

		Number of	Present Value of	Payments
		Years Credited	Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
John F. Lundgren	CEO Make-Whole Retirement Arrangement	8	0	0
	The Stanley Works Supplemental Executive Retirement Program	8	5,247,366	0

Donald Allan, Jr.	--	--	--	--

Nolan D. Archibald	The Black & Decker Supplemental Executive Retirement Plan	23.4	0	28,266,800
	The Black & Decker Supplemental Pension Plan	23.4	0	15,847,487
	The Black & Decker Pension Plan	23.4	836,423	0

D. Brett Bontrager	--	--	--	--

James M. Loree	The Stanley Works Supplemental Executive Retirement Program	12.5	2,854,219	0

Footnote to Column (b) of Pension Benefits Table

CEO Make-Whole Retirement Arrangement
In connection with Mr. Lundgren’s hiring in 2004, the Company agreed to keep Mr. Lundgren whole in respect of the supplemental retirement benefit he would have reasonably expected to have received from his prior employer had he continued his employment with his prior employer and had his compensation increased at the rate of 5% per year. The prior employer’s supplemental retirement benefit provides for a normal retirement benefit, calculated as a benefit payable annually for life, equal to 50% of the greater of the average of the highest cash compensation paid in the four consecutive years during the last ten years of employment or the average of the last forty-eight months of cash compensation (“Average Compensation”). For purposes of calculating the benefits he would have received from the prior employer, it was assumed that Mr. Lundgren’s 2003 compensation of $1,037,192 with his prior employer would have increased at the rate of 5% per year.

The supplemental retirement benefit payable by the Company to make Mr. Lundgren whole will be determined based on Mr. Lundgren’s Average Compensation upon retirement (i.e., $1,037,192 assuming a compound 5% annual increase), but will be reduced by 4% per year for each year by which Mr. Lundgren elects to receive the benefit prior to age 62. This make-whole benefit will be offset by any retirement benefits that Mr. Lundgren receives from his prior employer and by any retirement benefits that Mr. Lundgren accrues under the Company’s plans, including The Stanley Works Supplemental Executive Retirement Program, that do not represent his elective contributions (e.g., 401(k) plan contributions under the Stanley Black & Decker Retirement Account Plan or the Stanley Black & Decker Supplemental Retirement Account Value Plan) or his matching allocations under the Stanley Black & Decker Retirement Account Plan. For purposes of applying these offsets from the Company’s plans, accrued retirement benefits will be treated as payable at the time and in the form in which the supplemental make-whole benefit is paid. At age 62, Mr. Lundgren will first be eligible to receive a single life annuity of approximately $124,000 from his prior employer and this amount will be applied as an offset with respect to the make-whole benefit calculated as a life annuity payable after age 62.

During 2011, the present value of accrued benefits under The Stanley Works Supplemental Executive Retirement Plan exceeded the present value of the benefit under the CEO Make-Whole Retirement arrangement. Because The Stanley Works Supplemental Executive Retirement Plan is an offset to the CEO Make-Whole arrangement, present value of the benefit payable from the CEO Make-Whole arrangement is currently zero.

The Stanley Works Supplemental Executive Retirement Program
The Stanley Works Supplemental Executive Retirement Program provides benefits on a non-qualified basis to certain executive officers of the Company (“eligible employees”). Pursuant to amendments approved in 2007, the plan has been closed to new participants. Under the terms of the plan, an eligible employee became a participant in the plan upon the later of his 50th birthday or the completion of five years of service as an eligible employee (“pre-participation service”). Messrs. Lundgren and Loree are the only named executive officers who are eligible employees in this plan. Under this plan, a participant will be entitled to receive a supplemental retirement benefit, before offsets, based on the following formula: 3% of average pay for each of the first five years of service; plus 2% of average pay for each of the next 15 years of service; plus 1% of pay for each of the next five years of service. For this purpose, average pay is equal to one-third of the participant’s highest total pay (salary and management incentive pay) for any consecutive 36-month period. Prior to 2009, a participant’s benefit will be reduced by the following offsets: (a) Cornerstone Account benefits payable under the Stanley Account Value Plan and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works; (b) Social Security retirement benefits (with such benefits being determined and the offset being made when the participant has attained the earliest age at which he or she could retire and receive Social Security benefits, if the participant has terminated employment before reaching such age); and (c) Company-sponsored long-term disability benefits. The plan was amended, effective January 1, 2009, to comply with regulations enacted under section 409A of the Internal Revenue Code. As a result, effective January 1, 2009, the benefit will be reduced only by the Cornerstone Account benefits payable under the Stanley Account Value Plan and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works (now known as the Core Account benefits payable under the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan). Benefits become vested after a participant reaches age 54 and completes five years of pre-participation service, and vested benefits will commence upon the participant’s termination of employment. Benefits will also become vested and commence if the participant becomes totally and permanently disabled after reaching age 50, or dies after reaching age 50. Benefits will be reduced by 0.167% for each month (i.e., 2% per year) that benefits commence prior to the participant’s attainment of age 60. The normal form of payment under the plan for a married participant is a 100% joint and survivor annuity with the participant’s spouse as the joint annuitant that is an actuarial equivalent of the plan benefit determined as single life annuity unless an election is made to receive an actuarial equivalent lump sum payment or the single life annuity. The normal form of payment under the plan for an unmarried participant is the plan benefit determined as a single life annuity unless either an election is made to receive an actuarial equivalent lump sum payment or the participant was formerly married, was to receive a 100% joint and survivor annuity with the former spouse and elects a 100% joint survivor annuity with another beneficiary. Mr. Lundgren’s benefit is to be paid at the same time and in the same form as his benefit under the CEO Make-Whole Retirement Arrangement.

Black & Decker Retirement Plans
Pursuant to the terms of his Employment Agreement, Mr. Archibald is entitled to receive distributions pursuant to three retirement plans sponsored by Black & Decker: The Black & Decker Pension Plan, The Black & Decker Supplemental Pension Plan and The Black & Decker Supplemental Executive Retirement Plan. The Black & Decker Pension Plan is a non-contributory, tax qualified defined benefit plan that covers most salaried employees of The Black & Decker Corporation and its subsidiaries. All benefit accruals were frozen under The Black & Decker Pension Plan, effective at the end of 2010. Mr. Archibald will start to receive his monthly benefit under this plan following termination of his employment with Stanley Black & Decker. The Black & Decker Supplemental Pension Plan is a nonqualified defined benefit plan that provides benefits for certain executives that would have accrued under The Black & Decker Pension Plan were it not for the limits imposed under the tax laws. All benefit accruals under The Black & Decker Supplemental Pension Plan were frozen, effective at the end of 2010. Benefits may be forfeited in the event of fraud or willful misconduct or, in the event that following termination of employment, there is an unauthorized disclosure or use of confidential information. Pursuant to an election made while he was an employee of The Black & Decker Corporation, Mr. Archibald’s benefits under this plan were distributed on or about September 30, 2011. The Black & Decker Supplemental Executive Retirement Plan is a nonqualified defined benefit plan that provided additional benefits for certain executives that may not be provided under The Black & Decker Pension Plan. Mr. Archibald ceased to be a participant in the Black & Decker Retirement Plans immediately following completion of the Merger, but will be entitled to receive distributions under these plans upon termination of his employment with the Company. Pursuant to an election made while he was an employee of The Black & Decker Corporation, Mr. Archibald’s benefits under The Black & Decker Supplemental Pension Plan and The Black & Decker Supplemental Executive Retirement Plan were distributed on or about September 30, 2011 in the amounts set forth in the Pension Benefits table on page 33.

Footnote to Column (d) of Pension Benefits Table
The present value of the accumulated benefit of each named executive officer is based on the following assumptions: (i) that Mr. Lundgren will receive benefits in a lump sum, based on his written election, at the later of his actual age or his normal retirement age set forth in The Stanley Works Supplemental Executive Retirement Program (age 60); (ii) that Mr. Loree will receive benefits in a lump sum, based on his written election, at the normal retirement age set forth in The Stanley Works Supplemental Executive Retirement Program (age 60); (iii) that Mr. Archibald will receive a monthly benefit under the Black & Decker Pension Plan following termination of his employment with the Company; (iv) the individual will not die or withdraw funds before retirement; (v) the 2012 PPA mortality table for annuitants and non-annuitants; and (vi) a discount rate of four percent (4.00%) except for Mr. Archibald’s Black & Decker Pension Plan benefit a 4.25% discount rate was used. With respect to Mr. Lundgren and Mr. Loree, the accrued benefit in each case has continued to grow; the increase in the present value of the benefit can also be attributed to changes in assumptions, primarily the lower interest rate. With respect to Mr. Archibald, his accrued benefit has not changed; the increase in present value of his benefit is due to passage of time and change in assumptions.

     Non-Qualified Defined Contribution and Deferred Compensation Plans

     Participants in the Company’s Management Incentive Compensation Plan (“MICP”), including its executive officers, may defer receipt of annual awards pursuant to the MICP, provided the election to defer receipt is made in the calendar year prior to grant of the award.

     The following relates to the Stanley Black & Decker Supplemental Retirement Account Plan, a non-qualified defined contribution plan as it applies to named executive officers and certain other employees.

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Aggregate
	in Last FY	in Last FY	in Last FY	Distributions	Balance
Name	($)	($)	($)	($)	at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
John F. Lundgren	0	427,950	13,790	0	1,487,446
Donald Allan, Jr.	189,881	113,357	2	0	785,587
Nolan D. Archibald	88,500	44,250	129	0	132,879
D. Brett Bontrager	0	35,814	(953)	0	92,778
James M. Loree	428,201	224,965	70,546	0	2,152,981

Footnote to column (a) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
At the end of 2010, the Company amended the Stanley Account Value Plan, a tax-qualified 401(k) Plan, the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works and the Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan. As a result of these amendments, the Stanley Account Value Plan has been renamed the Stanley Black & Decker Retirement Account Plan, the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, as it applies to named executive officers and certain other employees, has been renamed the Stanley Black & Decker Supplemental Retirement Account Plan, and the Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan has been closed to new deferrals. Certain employees may now defer bonuses and other compensation pursuant to the Stanley Black & Decker Supplemental Retirement Account Plan.

The compensation that could be deferred by employees and the amounts that could be credited to their accounts under the Stanley Black & Decker Retirement Account Value Plan was limited due to certain provisions of the Internal Revenue Code and the regulations. The Stanley Black & Decker Supplemental Retirement Account Plan provided executive officers and certain other employees with benefits that could not be provided under the Stanley Black & Decker Retirement Account Plan.

Prior to January 1, 2011, pursuant to the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, an eligible employee could elect to defer a portion of his or her compensation to be credited to a supplemental employee contributions account. The total amount deferred under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, plus the amount the employee could defer under the Stanley Account Value Plan, could not exceed 15% of his or her annual compensation. For this purpose, compensation included salary, bonuses, certain other amounts earned as an employee of the Company that are includible in taxable income, and amounts deferred or contributed at the election of the employee to the Stanley Account Value Plan or any other Company-sponsored plan under an arrangement described in Section 401(k) or 125 of the Internal Revenue Code or under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works. Effective January 1, 2011, an eligible employee may defer up to 50% of base salary and up to 100% of his or her management incentive bonus each year under The Stanley Black & Decker Supplemental Retirement Account Plan. Prior to 2011, a matching contribution was made for a calendar year other than 2009, under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, that was 50% of the elective deferrals of the participant from up to 7% of the portion of compensation in excess of the compensation that could be recognized under the Stanley Account Value Plan. A matching contribution was not made for 2009 under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works. Effective January 1, 2011, matching contributions are made under the Stanley Black & Decker Supplemental Retirement Account Plan equal to 50% of the elective deferral contributions from up to 7% of the portion of compensation that consists of salary and management incentive bonuses, including elective contributions made from such salary and management incentive bonuses under the Stanley Black & Decker Supplemental Retirement Account Plan or an arrangement described in Internal Revenue Code Section 125 or 401(k) that exceeds the amount of such compensation that may be recognized under the Stanley Black & Decker Retirement Account Plan.

Prior to 2011, a supplemental Cornerstone allocation was made for calendar years, other than 2009, for certain participants under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, based on the Cornerstone allocation formula in the Stanley Account Value Plan, as applied to compensation in excess of the compensation that could be recognized under the Stanley Account Value Plan. Special, additional supplemental Cornerstone allocations were also made for particular participants for years other than 2009. A supplemental Cornerstone allocation was not made for 2009. None of the Company’s named executive officers was eligible to receive a special, additional supplemental Cornerstone allocation. Effective January 1, 2011, supplemental Core allocations are made for certain participants in the Stanley Black & Decker Supplemental Retirement Account plan, determined on the basis of the formulas in the Stanley Black & Decker Retirement Account Plan for Core allocations, Core Transition Benefit allocations, and Additional Core Transition Benefit allocations, as applied to compensation in excess of the compensation recognized under the Stanley Black & Decker Retirement Account Plan. None of the Company’s named executive officers is eligible to receive supplemental Additional Core Transition Benefit allocations under the Stanley Black & Decker Supplemental Retirement Account Plan. Mr. Archibald is not eligible to receive any supplemental Core allocations.

Prior to 2011, matching and Cornerstone allocations under the Supplemental Retirement and Account Value plan for Salaried Employees of The Stanley Works were vested upon the completion of three years of service or, if earlier, upon a participant’s reaching age 65, becoming disabled, or death, while employed by the Company. Effective January 1, 2011, all matching allocations credited under the Stanley Black & Decker Supplemental Retirement Account Plan, including any supplemental matching allocations that were made prior to 2011, are vested upon completion of one year of service or, if earlier, upon an active employee’s reaching age 55, becoming disabled, or death. Effective January 1, 2011, all Core allocations credited under the Stanley Black & Decker Supplemental Retirement Account Plan, together with prior supplemental Cornerstone allocations, are vested after three years of service or, if earlier, upon a participant’s reaching age 55, becoming disabled, or death, while employed by the Company.

All of the supplemental accounts that are described above are credited with notional investment earnings or losses, depending upon the investment options selected by the participants, which may be changed on a daily basis by the participants. A participant ordinarily receives a lump sum distribution of the vested supplemental account balances following termination of employment unless he or she has elected a later distribution date. Upon death, the vested supplemental account balances are payable in a lump sum to the designated beneficiary of the participant. However, Mr. Lundgren’s vested accounts will be distributed at the same time and in the same form as his benefit under The Stanley Works Supplemental Executive Retirement Program.

Footnote to columns (b) and (c) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The executive contributions listed in column (b) are reported as compensation in column (c) of the Summary Compensation Table.

The Company contributions listed in column (c) are reported as compensation in column (i) of the Summary Compensation Table.

Footnote to column (d) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
Participants in the Supplemental Retirement Account Plan may elect to have their account balances credited with notional earnings based on the performance of certain investment options made available to the participants under the plan. Participants may elect to change their investment elections at any time by contacting the Retirement Service Center via telephone or Internet. During the plan year ended December 31, 2011, the accounts of the named executive officers under the plan were credited with earnings at the following rates, based on the investment options which they elected: the Stanley Black & Decker Stock Fund 3.36%; Blackrock Money Market Fund 0.22%; SSgA US Intermediate Government/Credit Bond Index Fund 5.73%; EB DL Non SL Aggregate Bond Index Fund 7.66%; SSgA US Inflation Protected Bond Index Fund 13.48%; EB DL Non SL Stock Index Fund 2.06%; SSgA U.S. Total Market Index Fund 0.97%; SSgA US Extended Market Index Fund (3.84)%; SSgA Global Equity ex US Index Fund (13.61%); Neuberger Berman Genesis Fund 4.88%; Dodge & Cox International Stock Fund (15.97)%; Blackrock LifePath Index Retirement Fund 3.32%; Blackrock LifePath Index 2015 Fund 2.15%; Blackrock LifePath Index 2020 Fund 0.90%; Blackrock LifePath Index 2025 Fund (0.13)%; Blackrock LifePath Index 2030 Fund (1.17)%; Blackrock LifePath Index 2035 Fund (1.96)%; Blackrock LifePath Index 2040 Fund (2.79)%; Blackrock LifePath Index 2045 Fund (3.51)%; Blackrock LifePath Index 2050 Fund (4.16)%; Blackrock LifePath Index 2055 Fund (4.50)%. The Company has not included any portion of the earnings listed in column (d) as compensation in the Summary Compensation Table.

Footnote to column (e) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The amount set forth in column (e) represents the distribution of funds held through the Black & Decker Supplemental Retirement Savings Plan following the Merger, pursuant to the terms of that Plan.

Retirement Programs covering Mr. Archibald

As discussed above, Mr. Archibald will receive a monthly benefit under The Black & Decker Pension Plan following termination of his employment with the Company; he received distributions pursuant to The Black & Decker Supplemental Pension Plan and The Black & Decker Supplemental Executive Retirement Plan on or about September 30, 2011 pursuant to distribution elections he made while he was an employee of The Black & Decker Corporation. Mr. Archibald became eligible for coverage under the Stanley Account Value Plan (known, effective January 1, 2011, as the Stanley Black & Decker Retirement Account Plan) when he became an employee of the Company immediately following the Merger but was not eligible for Cornerstone or Core allocations under that plan. Effective January 1, 2011, Mr. Archibald became eligible for coverage under the Stanley Black & Decker Supplemental Retirement Account Plan, but was not eligible for Core allocations under that plan. Prior to the Merger, Mr. Archibald was eligible for contributions under The Black & Decker Retirement Savings Plan, a tax qualified 401(k) defined contribution retirement plan that, prior to 2011, covered most salaried employees of The Black & Decker Corporation and its subsidiaries. Contributions were discontinued under The Black & Decker Retirement Savings Plan at the end of 2010 and, effective January 1, 2011, The Black & Decker Retirement Savings Plan was merged into and all of its assets and liabilities were transferred to the Stanley Black & Decker Retirement Account Plan.

Executive Officer Agreements

Agreement with John F. Lundgren, Director, President and Chief Executive Officer

In February 2004, the Company entered into an employment agreement with Mr. Lundgren pursuant to which Mr. Lundgren agreed to serve as the Company’s Chairman and Chief Executive Officer. On December 10, 2008, the employment agreement was amended and restated primarily to comply with rules under Section 409A of the Internal Revenue Code of 1986, as amended, governing time and form of payments. The changes did not generally affect the scope or amount of benefits Mr. Lundgren was entitled to receive under the employment agreement. On November 2, 2009, the employment agreement was again amended and restated in connection with the Merger. Mr. Lundgren’s amended and restated agreement, which is on file as an exhibit to the Company’s Current Report on Form 8-K filed November 3, 2009, became effective upon completion of the Merger on March 12, 2010, at which time Mr. Lundgren’s position was changed to President, Chief Executive Officer and a Director of the Company.

As of January 2, 2010, Mr. Lundgren’s annual base salary was $1,050,000. As provided in the amended agreement, on March 12, 2010, Mr. Lundgren’s annual base salary was increased to $1,250,000 and on March 15, 2010 Mr. Lundgren received a special grant of 325,000 restricted stock units that vest in two equal installments on March 12, 2014 and March 12, 2015 (the “Merger RSUs”). Mr. Lundgren’s annual base salary is subject to review for increase at least annually and may not be decreased except pursuant to across-the-board salary decreases similarly affecting all senior Company executives. Pursuant to the terms of his agreement, Mr. Lundgren is entitled to participate in the MICP with an annual target bonus opportunity equal to 150% of his annual base salary, a threshold bonus opportunity equal to 75% of his annual base salary, and a maximum potential award equal to 300% of his annual base salary and to receive (a) annual performance awards with a target annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting) equal to 300% of his annual base salary, with a threshold potential annual performance award equal to 150% of his annual base salary and a maximum potential annual performance award equal to 500% of his annual base salary, and (b) annual awards of options to purchase 150,000 shares of Company common stock. Mr. Lundgren also is entitled to participate in all employee benefit plans as are generally made available to the Company’s senior officers.

Under his employment agreement, if Mr. Lundgren’s employment is terminated by the Company without cause or if Mr. Lundgren terminates his employment as a result of a constructive termination of employment, (i) Mr. Lundgren will receive a lump sum in cash equal to two times his annual base salary and target annual bonus opportunity; (ii) the Merger RSUs will immediately vest; (iii) Mr. Lundgren and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Lundgren will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; and (v) Mr. Lundgren will be subject to a twenty-four month non-competition and non-solicitation covenant.

As a condition to receiving the payments described above, Mr. Lundgren is required to execute a general release of claims. In addition, upon termination of his employment, the Company will provide Mr. Lundgren with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other retirees of the Company; provided, however, the Company is not required to provide such access if Mr. Lundgren’s employment is terminated for cause. For a discussion of the retirement provisions of the employment agreement, see “CEO Make-Whole Retirement Arrangement” discussed on page 34. See the “Termination Provisions Summary” table on page 41, and the footnotes thereto, for information regarding payments which would have become payable to Mr. Lundgren if his employment had terminated effective December 30, 2011.

Agreement with James M. Loree, Executive Vice President and Chief Operating Officer

On November 2, 2009, in connection with the Merger, the Company entered into an employment agreement with James M. Loree, Executive Vice President and Chief Operating Officer of the Company. Pursuant to the terms of the agreement, on March 12, 2010, Mr. Loree’s annual base salary was set at $750,000 and on March 15, 2010, Mr. Loree received a special grant of 200,000 restricted stock units that vest in two equal installments on March 12, 2014 and March 12, 2015 (the “Merger RSUs”). Mr. Loree’s annual base salary is subject to review for increase at least annually and may not be decreased except pursuant to across-the-board salary decreases similarly affecting all senior Company executives. Pursuant to the terms of his agreement, Mr. Loree is entitled to participate in the MICP with an annual target bonus opportunity equal to 100% of his annual base salary, a threshold bonus opportunity equal to 50% of his annual base salary, and a maximum potential award equal to 200% of his annual base salary and to receive (a) annual performance awards with a target annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting) equal to 250% of his annual base salary, with a threshold potential annual performance award equal to 125% of his annual base salary and a maximum potential annual performance award equal to 400% of his annual base salary, and (b) annual awards of options to purchase 100,000 shares of Company common stock. Mr. Loree also is entitled to participate in all employee benefit plans as are generally made available to the Company’s senior officers.

Under his employment agreement, if Mr. Loree’s employment is terminated by the Company without cause or if Mr. Loree terminates his employment as a result of a constructive termination of employment, the employment agreement provides that (i) Mr. Loree will receive a lump sum in cash equal to two times his annual base salary and target annual bonus opportunity; (ii) the Merger RSUs will immediately vest; (iii) Mr. Loree and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Loree will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; (v) Mr. Loree shall be deemed to have attained service through the greater of his actual age as of the date of termination and age 54 for all purposes (including vesting and benefit accrual) under the Supplemental Executive Retirement Plan; and (v) Mr. Loree will be subject to a twenty-four month non-competition and non-solicitation covenant.

As a condition to receiving the payments described above, Mr. Loree is required to execute a general release of claims. In addition, upon termination of his employment, the Company will provide Mr. Loree with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other retirees of the Company; provided, however, the Company is not required to provide such access if Mr. Loree’s employment is terminated for cause. See the “Termination Provisions Summary” table on page 45, and the footnotes thereto, for information regarding payments which would have become payable to Mr. Loree if his employment had terminated effective December 30, 2011.

Agreement with Nolan D. Archibald, Executive Chairman

On November 2, 2009, in connection with the Merger, the Company entered into an agreement with Nolan D. Archibald, who was then the Chairman, President and Chief Executive Officer of Black & Decker. Under the terms of his agreement, which became effective on March 12, 2010, Mr. Archibald will serve as a member and Executive Chairman of the Company’s Board of Directors and as an employee of the Company for a period of three years following the completion of the Merger. While Mr. Archibald is employed by the Company, he will receive an annual base salary of $1,500,000 and will be entitled to participate in the MICP, with an annual target bonus opportunity equal to $1,875,000. Pursuant to his employment agreement, on March 15, 2010, Mr. Archibald received a special grant of 1,000,000 stock options, which will vest in full on March 12, 2013. During the three years that Mr. Archibald is employed by the Company, Mr. Archibald also will be eligible to receive annual equity awards with an aggregate annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting), equal to $6,650,000 and comprised (based on value) of 50% stock options and 50% restricted stock, restricted stock units or other full-share type awards. Mr. Archibald also will be eligible to receive a cost synergy bonus on March 12, 2013 based on the achievement of certain goals set forth in the following table.

Cost Synergy Level	Bonus
Attained	Amount
Less than $150 million	$0
$150 million	$0
$225 million	$15 million
$300 million	$30 million
$350 million	$45 million
More than $350 million	$45 million

For purposes of the cost synergy bonus, the Cost Synergy Level Attained means the annual run-rate of cost savings achieved by the Company as of March 12, 2013 that are attributable to the Merger. The cost savings will be calculated on a pre-tax basis, applying generally accepted accounting principles and otherwise consistent with the methods of cost synergy measurements used in reports provided to the Board of Directors and included in the Company’s public filings. The calculation will not include any revenue synergies. To the extent the cost synergy level attained is between two values set forth in the table above, the cost synergy bonus will be determined by linear interpolation between the two corresponding cost synergy bonus amount values. In addition, each bonus amount set forth in the table above will be increased at an interest rate of 4.5% compounded annually over the three-year period beginning on March 12, 2010.

Mr. Archibald also is entitled to participate in all group welfare plans as are generally made available to the Company’s senior executives and all fringe benefit and perquisite programs as are generally made available to Mr. Lundgren. In addition, Mr. Archibald will remain entitled to receive certain perquisites and benefits that he had been receiving as of December 31, 2008 pursuant to his employment agreement with Black & Decker, including business and personal use of the Company’s aircraft. The Company also will continue to honor certain of Mr. Archibald’s entitlements under his employment agreement with Black & Decker and other compensation plans or arrangements of Black & Decker, including (i) a payment of $3,750,000 in respect of Black & Decker’s executive annual incentive plan for the 2009 performance period (to the extent not previously paid by Black & Decker), (ii) a payment of $4,725,000 in respect of Black & Decker’s 2008 Executive Long Term Incentive/Retention Plan (to the extent not previously paid by Black & Decker), (iii) any amounts owed to Mr. Archibald under Black & Decker’s Supplemental Executive Retirement Plan, Supplemental Pension Plan and Supplemental Retirement Savings Plan, (iv) retiree medical benefit coverage for Mr. Archibald and his spouse (to the extent Mr. Archibald is eligible to receive such benefit coverage upon his retirement under Black & Decker’s applicable plans), and (v) reimbursement of all legal fees and expenses Mr. Archibald incurs as a result of the application of Section 4999 of the Code to the payments and benefits under his agreement with the Company.

Pursuant to Mr. Archibald’s employment agreement with Black & Decker, upon completion of the Merger, he would have been entitled to a severance payment in the amount of $20,475,000, as well as a gross-up payment if he were to be subject to the excise tax imposed by Section 4999 of the Code, based on Mr. Archibald not becoming chairman, president and chief executive officer of the Company. Under the terms of Mr. Archibald’s agreement with the Company, however, Mr. Archibald agreed to waive his entitlement to the severance payment and the gross-up payment that would have been payable under the Black & Decker employment agreement upon completion of the Merger.

Under his agreement with the Company, if Mr. Archibald’s employment is terminated by the Company without cause or if Mr. Archibald terminates his employment as a result of a constructive termination of employment, (i) Mr. Archibald will receive the cost synergy bonus on March 12, 2013 (as if Mr. Archibald had remained continuously employed by the Company through such date and based on the actual Cost Synergy Level Attained as of March 12, 2013), (ii) all outstanding equity awards will immediately vest, (iii) Mr. Archibald and his eligible dependents will receive continued health and welfare benefits coverage until March 12, 2013, and (iv) Mr. Archibald will be subject to a non-competition covenant through March 12, 2013 and a twenty-four month non-solicitation covenant. As a condition to receiving the payments described above, Mr. Archibald is required to execute a general release of claims. See the “Termination Provisions Summary” table on page 43, and the footnotes thereto, for information regarding payments which would have become payable to Mr. Archibald if his employment had terminated effective December 30, 2011.

Termination and Change in Control Provisions

The Company has adopted a separation pay policy applicable to executive officers and certain other members of management pursuant to which the Company will provide separation pay upon a termination of employment that is permanent, involuntary, initiated by the Company through no fault of the affected employee, and is the direct result of a job elimination or combination with another position. The purpose of the policy is to help affected individuals transition to new employment without any loss in base compensation for a specified period. Pursuant to this policy, subject to adjustment, as required to comply with Section 409A of the Internal Revenue Code of 1986, as amended, a named executive officer who qualifies for separation pay under the policy would receive up to one year’s pay at his or her annual base salary at the date of termination, continued life, AD&D, medical, dental and vision insurance coverage through the end of the month in which he or she receives separation pay, provided he or she makes the necessary contributions, and would be allowed 180 days plus two calendar months to exercise any vested but unexercised stock options. Any employee who is at least 55 years of age and has at least 20 years of consecutive service with the Company at the time of termination also would be eligible to receive a special medical subsidy equal to 50% of normal COBRA costs for a maximum of 18 months. The separation pay policy would not apply to Messrs. Lundgren, Loree or Archibald, whose severance would be governed by the terms of their agreements as described above.

The Company’s 2006 Management Incentive Compensation Plan (“2006 MICP”), its 1997, 2001 and 2009 Long-Term Incentive Plans (the “1997 LTIP,” the “2001 LTIP,” the “2009 LTIP,” or, collectively, “LTIPs”), the proposed 2012 Management Incentive Compensation Plan (“2012 MICP” and, collectively with the 2006 MICP, the “MICPs”) and change in control severance agreements with each of Messrs. Lundgren, Allan, Bontrager and Loree, and other senior officers of the Company (“Change in Control Agreements”) include provisions for the acceleration of payments and/or other benefits upon the occurrence of a “Change in Control.”

A change in control under the MICPs, the LTIPs and the Change in Control Agreements is generally deemed to have occurred in any of the following circumstances: (i) subject to certain exceptions, a person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; (ii) there is a change in the composition of the Board of Directors such that less than a majority of the members were elected, nominated or appointed by at least two thirds of the incumbent directors; (iii) consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity other than (a) a merger or consolidation where the voting securities of the Company continue to represent at least 50% of the combined voting power of the surviving entity or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; or (iv) the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of its assets unless the shareholders of the Company own at least 50% of the acquiring entity in substantially the same proportions as their ownership of the Company immediately prior to such sale.

With respect to awards granted pursuant to the 2006 MICP (all of which will have been distributed by March 31, 2012), LTIP awards granted prior to October 13, 2011, and LTIP and 2012 MICP awards granted after October 13, 2011 that are not assumed or replaced by a resulting entity, unless otherwise determined by the Compensation Committee at the time of grant of an award, upon the occurrence of a Change in Control of the Company, (i) participants under the MICPs will be entitled to a pro rata portion of their award, assuming achievement of the applicable performance goal(s) at target levels and (ii) with respect to awards under the LTIPs, all options will become immediately exercisable in full and will remain outstanding for the remainder of their terms, all performance awards will become payable or distributable, pro rata, assuming achievement at target and all restrictions applicable to restricted stock and restricted stock units will immediately lapse.

With respect to awards granted after October 13, 2011, the LTIP and the 2012 MICP generally provide for a so-called “double trigger” acceleration in connection with a change in control (each as defined in the applicable plan). Accordingly, no such awards would be accelerated if such awards are assumed or replaced by the resulting entity with an equivalent award and the participant does not incur a qualifying termination prior to the end of the applicable performance period in the case of the 2012 MICP or within two years following a change in control in the case of awards under the LTIP.

The Company initially entered into a Change in Control Agreement with Mr. Lundgren when he commenced employment on March 1, 2004 and with Mr. Loree on May 9, 2003. The Company entered into amended and restated Change in Control Agreements with each of the foregoing executives on December 10, 2008, in order to comply with the rules of Section 409A of the Internal Revenue Code, as amended. The changes reflected in the amended and restated Change in Control Agreements do not generally affect the scope or amount of benefits the respective executive officer would be entitled to receive. The Company entered into the amended and restated Change in Control Agreement with Mr. Bontrager on December 10, 2008 and Mr. Allan on February 23, 2009. The Forms of Change in Control Agreements executed with Messrs. Allan, Bontrager, Loree and Lundgren are on file as exhibits to the Company’s Annual Report on Form 10-K for the year ended January 3, 2009.

These agreements provide for a two year term, subject to recurring one year extensions unless 90 days’ advance notice is given not to extend the term. In addition, if a Change in Control occurs during the term, the term of each such agreement will not expire earlier than two years from the date of the Change in Control. In order to receive benefits under these agreements, an executive officer must incur a qualifying termination of employment during the term of the agreement. A qualifying termination of employment will generally occur if the executive officer’s employment is actually or constructively terminated within two years following a Change in Control.

The agreements provide for the following upon a qualifying termination: (i) a lump sum cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times (for Messrs. Allan and Bontrager) annual base salary; (ii) a cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times (for Messrs. Allan and Bontrager) average annual bonus over the 3 years prior to termination; (iii) continuation of certain benefits and perquisites for 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan and Bontrager) (or, if shorter, until similar benefits are provided by the executive officer’s new employer); (iv) a payment reflecting the actuarial value of an additional 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan and Bontrager) of service credit for retirement pension accrual purposes under any defined benefit or defined contribution plans maintained by the Company; and (v) outplacement services (with the cost to the Company capped at $50,000). The executive officers will also be entitled to receive additional payments to the extent necessary to compensate them for any excise taxes payable by them under the federal laws applicable to excess parachute payments.

Set forth at pages 41-45 are tables setting forth the dollar amounts that would have been payable at December 31, 2011 under the various termination scenarios applicable for each named executive officer. The figures set forth in the tables assume a stock price of $69.00, the highest reported sale price of a share of Company stock in the sixty (60) days preceding December 31, 2011, in calculating amounts payable in respect of RSUs (other than pre-merger grants to Nolan Archibald) and performance awards following a Change in Control, and $67.60, the closing price of Company common stock on December 30, 2011, which was the last business day of the Company’s 2011 fiscal year, in calculating all other amounts payable in respect of equity awards. The Company’s 2011 fiscal year ended on December 31, 2011.

TERMINATION PROVISIONS SUMMARY
John F. Lundgren

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	6,250,000	13,104,375	0	0	0
Pro-rata bonus for year
of termination	0	0	1,875,000	1,875,000	1,875,000	1,875,000	0
SERP/Retirement Plan	5,247,366	5,247,366	5,247,366	9,770,707	5,247,366	5,247,366	5,247,366
Supplemental Account
Value Plan contributions	0	0	0	1,875,000	0	0	0
Executive benefits &
perquisites	0	0	0	122,790	0	0	0
Post-termination life
insurance	140,643	140,643	143,259	144,567	140,643	0	140,643
Post-termination health
& welfare	0	0	30,460	45,690	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	17,743,232	0	0	0
Vesting of
stock options	0	0	0	1,940,411	1,940,411	1,940,411	0
Vesting of restricted
stock units	21,970,000	0	21,970,000	28,774,277	28,190,451	28,190,451	21,970,000
Vesting of performance
shares	0	0	0	9,232,818	14,885,319	14,885,319	0
Total	27,358,009	5,388,009	35,516,085	84,678,867	52,279,190	52,138,547	27,358,009

TERMINATION PROVISIONS SUMMARY
Donald Allan, Jr.

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	575,000	3,012,683	0	0	0
Pro-rata bonus for year
of termination	0	0	710,220	380,000	710,220	710,220	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Account
Value Plan contributions	0	0	0	271,292	0	0	0
Executive benefits &
perquisites	0	0	0	80,000	0	0	0
Post-termination life
insurance	0	0	9,671	24,177	0	0	0
Post-termination health
& welfare	0	0	8,002	35,934	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	2,976,657	0	0	0
Vesting of stock options	0	0	0	425,100	425,100	425,100	0
Vesting of restricted stock units	0	0	0	4,869,140	4,770,346	4,770,346	0
Vesting of performance shares	0	0	0	1,194,780	1,979,889	1,979,889	0
Total	0	0	1,302,893	13,319,763	7,885,555	7,885,555	0

TERMINATION PROVISIONS SUMMARY
Nolan D. Archibald

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	0	0	0	0	0
Pro-rata bonus for year
of termination	1,875,000	0	1,875,000	1,875,000	1,875,000	1,875,000	1,875,000
Black & Decker Pension Plan	836,423	836,423	836,423	836,423	836,423	429,171	836,423
Black & Decker SERP	0	0	0	0	0	0	0
Black & Decker Supplemental
Pension Plan	0	0	0	0	0	0	0
Supplemental Account Value
Plan contributions	0	0	0	0	0	0	0
Executive benefits &
perquisites	0	0	0	0	0	0	0
Post-termination
life insurance	418,020	418,020	422,925	422,925	418,020	0	418,020
Post-termination health &
welfare	0	0	19,925	19,925	0	0	0
Outplacement	0	0	0	0	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	487,493	487,493	17,664,287	17,664,287	17,664,287	17,664,287	487,493
Vesting of restricted
stock/RSUs	20,850,036	3,469,502	25,568,382	25,695,031	25,568,382	25,568,382	20,850,036
Vesting of cost synergy bonus	0	0	51,352,476	51,352,476	51,352,476	51,352,476	0
Total	24,466,972	5,211,438	97,739,418	97,866,067	97,714,588	96,889,316	24,466,972

TERMINATION PROVISIONS SUMMARY
D. Brett Bontrager

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	475,000	2,666,175	0	0	0
Pro-rata bonus for
year of termination	0	0	895,890	360,000	895,890	895,890	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Account Value
Plan contributions	0	0	0	205,603	0	0	0
Executive benefits &
perquisites	0	0	0	92,500	0	0	0
Post-termination
life insurance	0	0	19,347	48,367	0	0	0
Post-termination health &
welfare	0	0	14,504	51,638	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	2,440,430	0	0	0
Vesting of stock options	0	0	0	467,913	467,913	467,913	0
Vesting of restricted stock units	0	0	0	4,869,140	4,770,346	4,770,346	0
Vesting of performance shares	0	0	0	1,122,935	1,858,038	1,858,038	0
Total	0	0	1,404,741	12,374,701	7,992,187	7,992,187	0

TERMINATION PROVISIONS SUMMARY
James M. Loree

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	3,060,000	6,217,750	0	0	0
Pro-rata bonus for year
of termination	0	0	750,000	750,000	750,000	750,000	0
SERP/Retirement Plan	0	0	3,659,139	5,959,878	3,468,280	3,468,280	0
Supplemental Account
Value Plan contributions	0	0	0	577,575	0	0	0
Executive benefits &
perquisites	0	0	0	97,176	0	0	0
Post-termination life
insurance	0	0	32,364	48,546	0	0	0
Post-termination health &
welfare	0	0	43,511	65,266	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	8,419,608	0	0	0
Vesting of stock options	0	0	0	1,293,550	1,293,550	1,293,550	0
Vesting of restricted stock
units	0	0	13,520,000	17,571,833	17,215,303	17,215,303	0
Vesting of performance
shares	0	0	0	4,068,801	6,407,521	6,407,521	0
Total	0	0	21,065,014	45,119,983	29,134,654	29,134,654	0

Footnotes to Termination Provision Summary Tables

The Company’s 2006 MICP, which applied to the awards that were outstanding at fiscal year end, provided that, upon an occurrence of a change in control, payments will be made on a pro rata basis, assuming performance at target, as discussed above. The Company’s MICP provides that in the case of termination that is involuntary without cause or voluntary for good reason and termination in the event of disability, death or retirement, payments will be made on a pro rata basis based on actual performance. Mr. Lundgren’s and Mr. Loree’s employment agreements provide that in the case of termination that is involuntary without cause or voluntary for good reason and termination in the event of disability or death, bonus payments will be made on a pro rata basis assuming performance at target.

The amount of benefits payable under the SERP/Retirement Plan for Messrs. Lundgren and Loree is the net amount payable after giving effect to the offset of certain amounts payable pursuant to the Supplemental Retirement Account Plan.

Benefits that Messrs. Lundgren, Loree and Archibald would be entitled to receive if their employment were terminated by the Company without cause or if they were to terminate their employment as a result of a constructive termination of employment are described at pages 36-38 under the heading “Executive Officer Agreements.” Under the terms of his employment agreement, the Merger RSUs granted to Mr. Lundgren will become immediately and fully vested in the event of his retirement which was defined, for this purpose, as Mr. Lundgren’s termination of his employment for any reason following completion of the Merger. The standard terms of the Company’s stock option and restricted unit awards provide that those awards will become fully vested upon retirement, as defined in the terms of grant. Retirement for these purposes is defined as achievement of age 55 and 10 years of service with the Company or any affiliate; accordingly, Mr. Archibald’s annual bonus would have been paid and the stock option and restricted stock unit awards he received in December 2010 and December 2011 would have become fully vested had he retired on December 30, 2011. Under the terms of the Black & Decker plans pursuant to which they were granted, Mr. Archibald also would vest, pro rata, in the Restricted Stock Awards that were granted to him prior to the Merger. Unvested stock options granted prior to the Merger would be cancelled.

Under the terms of the Change in Control Severance Agreements between the Company and Messrs. Lundgren, Allan, Bontrager and Loree, these executives would be entitled to life, disability, health and accident insurance coverage for a period of 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan and Bontrager) upon a termination without cause following a Change in Control. The estimated value of these benefits includes the product of the annual premiums for fully-insured plans and the equivalent costs for self-insured plans paid by the Company for life, health and accident insurance coverage for these executives during 2011 multiplied by the appropriate period of time.

Executive Benefits and Perquisites include the current maximum annual allowance for each executive for financial planning services, the cost incurred by the Company for use of the car the executive is currently using, subject to the limits established by the Company as to the amount it will pay in any year, and an estimate of $5,000 per year as the cost of annual physicals.

The value attributable to the vesting of performance shares has been determined assuming performance at target for terminations following a change in control, consistent with the award terms. For termination upon retirement, death or disability, the award provisions specify that distributions would be made, pro rata, at the time awards are otherwise distributed based on the Company’s actual performance for the performance period. The value included in the calculations for performance awards for the 2009-2011 performance period equals the amount distributed pursuant to these awards in February 2012. It is not possible to project with any accuracy the distributions that would be made for the Working Capital Incentive Program; accordingly, the calculations with respect to distributions upon retirement, death or disability include amounts based on performance at threshold for this Program. Performance in 2010 exceeded maximum EPS and ROCE goals established for 2010 under the 2010-2012 performance program. Performance in 2011 exceeded maximum EPS and ROCE goals established for 2011 for the 2010-2012 performance program and exceeded maximum EPS and target ROCE goals established for 2011 under the 2011-2013 performance program. The calculations with respect to distributions upon retirement, death or disability for the 2010-2012 and 2011-2013 performance periods include the amounts that would have been distributed based on achievement of these goals when distributions are made for these programs had retirement, death or disability occurred on December 30, 2011, as well as a pro-rata bonus based on performance at target for the TSR component of the 2010-2012 and 2011-2013 programs.

   Director Compensation

     The Corporate Governance Committee is responsible for recommending compensation programs for our non-employee directors to our Board of Directors. Accordingly, the Chairman of the Corporate Governance Committee annually collects market data regarding director compensation and reviews that data with the Corporate Governance Committee. The Corporate Governance Committee then considers whether, in light of that data, any changes in the amount or manner in which the Company compensates its independent directors is appropriate, and provides its recommendation to the full Board. The Company’s executive officers do not determine or recommend the amount or form of director compensation and the Corporate Governance Committee has not delegated its responsibility to recommend director compensation. See the discussion on page 10 under the heading “Director Compensation” for a description of the compensation provided to the non-employee directors of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
John G. Breen	143,911	125,000	0	0	0	0	268,911
George W. Buckley	120,425	125,000	0	0	0	5,000	250,425
Patrick D. Campbell	120,425	125,000	0	0	0	1,760	247,185
Carlos M. Cardoso	120,425	125,000	0	0	0	0	245,425
Virgis W. Colbert	129,462	125,000	0	0	0	0	254,462
Robert B. Coutts	133,918	125,000	0	0	0	2,795	261,713
Manuel A. Fernandez	120,425	125,000	0	0	0	768	246,193
Benjamin H. Griswold, IV	120,425	125,000	0	0	0	0	245,425
Eileen S. Kraus	138,914	125,000	0	0	0	87	264,001
Anthony Luiso	120,425	125,000	0	0	0	1,101	246,526
Marianne M. Parrs	120,425	125,000	0	0	0	3,299	248,724
Robert L. Ryan	126,476	125,000	0	0	0	134	251,610
Lawrence A. Zimmerman	134,897	125,000	0	0	0	0	259,897

Footnote to Column (c) of Director Compensation Table:
The amount set forth in column (c) reflects the grant date fair value of 1,645 restricted share-based grants, which must be settled in cash, with dividend equivalent rights that were granted to each director on April 19, 2011. The dollar amount associated with all outstanding restricted stock unit and stock option awards recognized for financial statement reporting purposes for the fiscal year ended December 31, 2011 in accordance with Financial Accounting Standards Board Codification Topic 718—Stock Compensation was $1,100,000. See footnote J of the Company’s report on Form 10-K for assumptions used in the valuation of these awards and related disclosures.

Footnote to Column (g) of Director Compensation Table:
The amount set forth in column (g) reflects the cost to the Company of providing products to the Directors under the Directors Product Program.

Prior to 2004, the Company made grants of stock options to non-employee directors pursuant to the Company’s Stock Option Plan for Non-Employee Directors. That plan expired in September 2004 and a Restricted Stock Unit Plan for Non-Employee Directors was adopted in April 2004. Commencing in 2004, non-employee directors have received restricted share based grants which must be settled in cash and have not received grants of stock options. Options to acquire stock of The Black & Decker Corporation that were held by directors of Black & Decker prior to the Merger were converted into options to acquire stock of the Company pursuant to the terms of the Merger Agreement. The aggregate number of stock awards and the aggregate number of option awards outstanding at fiscal year end for each director is as follows:

	Aggregate Stock-Related Awards	Aggregate Option Awards
Name	Outstanding (#)	Outstanding (#)
John G. Breen	14,936	0
George W. Buckley	3,436	0
Patrick D. Campbell	5,436	0
Carlos M. Cardoso	7,436	0
Virgis W. Colbert	14,936	2,318
Robert B. Coutts	7,436	0
Manuel A. Fernandez	3,436	0
Benjamin H. Griswold, IV	3,436	0
Eileen S. Kraus	14,936	6,000
Anthony Luiso	1,645	0
Marianne M. Parrs	7,436	0
Robert L. Ryan	3,436	0
Lawrence A. Zimmerman	11,436	0

ITEM 2—APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

     The Company’s Restated Certificate of Incorporation (the “Certificate”) and Bylaws currently provide that the Board is divided into three classes of directors with members serving staggered three-year terms. Thus, each year approximately one-third of the Board is up for election.

     On July 15, 2011, the Board voted to approve, and recommend that the shareholders approve at the 2012 Annual Meeting of Shareholders, an amendment of the Certificate that would declassify the Board and provide that all directors would stand for election annually beginning at the 2013 Annual Meeting of Shareholders.

Reasons for Declassification

     The current classified board structure was adopted in 1983 by the affirmative vote of more than 75% of the outstanding shares of the Company. At that time, classified boards were more prevalent than they are today, and were viewed by many as a structure that provided continuity and stability of leadership, enhanced the independence of non-management directors, and improved the Board’s ability to negotiate the best results for shareholders in a takeover situation.

     In recent years, classified boards have become highly disfavored by certain members of the investment community due to the perception that they can entrench management and reduce accountability to shareholders, and the prevailing trend among larger public companies is to declassify their boards of directors. With respect to our Company, shareholder proposals relating to this topic presented at the Annual Meetings of Shareholders from 2004 through 2009 received significant support. The Board’s decision not to declassify the Board has been cited by shareholders withholding support from the Company’s director nominees in each of 2010 and 2011, even though a shareholder proposal to declassify the Board was not presented in either of those years.

     Based on the foregoing, the Board is recommending that the Company’s Board be declassified.

Proposed Certificate Amendment

     The Company is incorporated in Connecticut and is accordingly governed by Connecticut law. Under Connecticut law, in order to declassify our Board, our shareholders must approve an amendment to our Certificate of Incorporation. The complete text of the proposed amendment is set forth in the attached Exhibit A, with deletions indicated by strike-outs and additions indicated by underlining. The summary of the amendment below is qualified in its entirety by the full text of the amendment, which we urge you to read carefully. If the proposed amendment is approved by our shareholders, it will become effective upon the filing of a Certificate of Amendment with the Connecticut Secretary of State. The Company would make such a filing promptly after the 2012 Annual Meeting of Shareholders and also would amend the Company’s Bylaws to reflect the absence of a classified board.

     If shareholders approve the proposed amendment of the Certificate, the terms of all existing directors will expire at the 2013 Annual Meeting of Shareholders and the nominees for director at that meeting and at each subsequent annual meeting of shareholders will stand for election to one-year terms expiring at the next annual meeting of shareholders. The proposed amendment will thus have the effect of shortening the existing terms of certain directors elected to three-year terms prior to the 2013 Annual Meeting of Shareholders. If the proposed amendment is not approved, the Board will remain classified. In either case, directors will serve until their successors have been elected and qualified or until there is a decrease in the number of directors.

Accordingly, the Board of Directors recommends a vote FOR approval of the amendment of the Company’s Restated Certificate of Incorporation to declassify the Board of Directors.

ITEM 3—APPROVAL OF THE COMPANY’S 2012 MANAGEMENT INCENTIVE COMPENSATION PLAN

The Stanley Black & Decker, Inc. 2012 Management Incentive Compensation Plan (the “Plan”) was adopted by Stanley’s Board of Directors on October 13, 2011, subject to shareholder approval.

The purpose of seeking shareholder approval of the Plan is to give the Company the ability to grant awards that qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) for bonus compensation payable under the Plan.

Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to its chief executive officer or to any of its other three most highly compensated executive officers (other than the chief financial officer). However, compensation payable solely on account of the attainment of one or more performance goals is not subject to the deduction limitation if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee comprised solely of two or more outside directors certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

The Board believes that adoption of the Plan is necessary to meet the Company’s objectives of securing, motivating and retaining officers and other employees of the Company and its subsidiaries. The following description of the material features of the Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

Description of the Principal Features of the Plan

Purposes. The purposes of the Plan are to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives, and to reward the performance of eligible employees in fulfilling their individual responsibilities. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m) in order to preserve the Company’s tax deduction for compensation paid under the Plan to “covered employees” as that term is defined in Section 162(m).

Administration. The Plan will be administered by the Compensation and Organization Committee of the Board (the “Committee”), which will consist solely of two or more “outside directors” within the meaning of Section 162(m).

Eligibility. At or prior to the time that performance objectives for a performance period are established, the Committee will designate which employees will participate in the Plan for such performance period (the “Participants”). In determining the persons to whom awards may be granted and the performance goals relating to each award, the Committee will take into account factors the Committee determines to be relevant in connection with accomplishing the purposes of the Plan. A bonus award that would otherwise be payable to a Participant who is not employed by the Company on the last day of a performance period may be prorated in the discretion of the Committee. As of the date of this Proxy Statement, approximately 580 employees are expected to be eligible for participation in the Plan in 2012.

Performance Goals. The performance period with respect to which bonuses will be calculated and paid under the Plan will generally be the Company’s fiscal year but the Committee will have the discretion to designate different performance periods. Within 90 days of the beginning of the performance period and in no event after more than 25% of the performance period has lapsed, the Committee will establish in writing, one or more performance goals, specific target objectives for the performance goals, and an objective formula or method for computing the amount of bonus compensation awardable to each Participant if the performance goals are attained.

The performance goals will be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Maximum Bonuses. No Participant’s bonus under the Plan for any twelve month period may exceed the lesser of 300% of the Participant’s annual base salary or $5,000,000.

Limitation on Committee’s Discretion. The Committee does not have the authority to increase the amount of the award payable to an executive officer who is subject to Section 162(m) of the Code upon attainment of a performance goal, but the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant.

Committee Certification of Performance Goal Attainment. As soon as practicable after the end of each performance period (or such sooner time as the performance goals have been met), and before any awards for a particular year can be paid, the Committee will certify in writing to what extent the Company and the Participants have achieved the performance goals for the performance period, including the specific target objectives and the satisfaction of any other material terms of the bonus award, and the Committee will calculate the amount of each Participant’s bonus for the performance period based upon the performance goals, objectives, and computation formulae for the performance period.

Change in Control. Upon a change in control (as defined in the Plan), an outstanding award will not be accelerated if the award is assumed, replaced or converted by the acquiring or successor entity and the participant’s employment is not involuntarily or constructively terminated prior to the end of the applicable performance period. The determination as to whether an award is assumed, replaced or converted in connection with the change in control will be made by the Committee, in good faith, taking into account such factors as it deems appropriate, including the feasibility of continuing the applicable performance goal(s) based on the resulting entity in the applicable change in control. If an award is not assumed, replaced or converted each outstanding award will be cancelled and in respect of his or her cancelled award a Participant will receive a pro rata portion of the award, calculated by determining the achievement of the applicable performance goal(s) based on actual performance through the date of the applicable change in control, and then multiplying this amount by a fraction, the numerator of which is the number of days completed in the performance period prior to the change in control and the denominator of which is the total number of days in the performance period. In the case where an award is assumed and a Participant incurs an involuntary or constructive termination prior to the end of the applicable performance period, then, unless otherwise provided for in a Participant’s employment or severance agreement or in a severance plan in which the Participant then participates, the Participant will be entitled to receive a pro rata portion of the assumed award, based on target level of performance and based on the number of days completed in the performance period prior to the date of his or her termination of employment. Following a change in control, the Committee may not exercise negative discretion to decrease the amount otherwise payable in respect of any award which is outstanding immediately prior to the occurrence of the change in control.

Amendments; Termination of the Plan. The Plan may be amended or terminated by the Board, provided that no amendment of the Plan may be made without the approval of shareholders if such amendment would require shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code. In addition, no amendment shall affect adversely any of the rights of any Participant under any award following the end of the performance period to which such award relates, provided that the exercise of the Committee’s discretion to reduce the amount of an award will not be deemed an amendment of the Plan.

Benefits under the Plan. Inasmuch as individual benefits under the Plan will be determined by the Committee, benefits to be paid under the Plan are not determinable at this time. For amounts paid to the Company’s executive officers named in the Summary Compensation Table pursuant to the 2011 program under the Company’s 2006 Management Incentive Compensation Plan, see the table entitled “MICP Payout for 2011 Performance” on page 19 of this Proxy Statement.

The Board of Directors recommends a vote FOR approval of the Plan.

ITEM 4—APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

     The fourth item of business to be considered at the Annual Meeting is the approval of an independent registered public accounting firm for the 2012 fiscal year. Subject to the action of the shareholders at the Annual Meeting, the Board of Directors, on recommendation of the Audit Committee, has appointed Ernst & Young LLP, certified public accountants (“Ernst & Young”), as the independent registered public accounting firm to audit the financial statements of the Company for the current fiscal year. In the event the shareholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other auditors for the subsequent year. Because it is difficult and not cost effective to make any change in independent registered public accounting firms so far into the year, the appointment of Ernst & Young would probably be continued for 2012 unless the Audit Committee or the Board of Directors finds additional good reason for making an immediate change. Ernst & Young and predecessor firms have been the Company’s auditors for the last 68 years. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote FOR approval of Ernst & Young LLP as independent registered public accounting firm for the 2012 fiscal year.

Fees of Independent Auditors

     General. In addition to retaining Ernst & Young to audit the Company’s consolidated financial statements for 2011, the Company retained Ernst & Young and other accounting and consulting firms to provide advisory, auditing and consulting services in 2011. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members. Ernst & Young and management are required to periodically report to the full Audit Committee regarding the extent of services provided by Ernst & Young in accordance with the Audit Committee’s policies. All of the fees paid to Ernst & Young under the categories “audit-related,” “tax services,” and “other services” were pre-approved by the Audit Committee. The aggregate fees billed to the Company by Ernst & Young for professional services in 2010 and 2011 were as follows:

     Audit Fees. The aggregate fees billed by Ernst & Young to the Company for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Forms 10-Q, and services rendered in connection with statutory audits for 2010 and 2011 were $11,453,488 and approximately $9,953,470, respectively.

     Audit Related Fees. The aggregate fees billed by Ernst & Young to the Company in 2010 and 2011 for professional services rendered for assurance and related services that are reasonably related to the performance of the audit of the Company’s annual financial statements were $168,000 and approximately $397,000, respectively. Audit related services generally include fees for audits of companies acquired and sold, pension audits, accounting related consultations, and filings with the Securities and Exchange Commission.

     Tax Fees. The aggregate fees billed by Ernst & Young to the Company in 2010 and 2011 for professional services rendered for tax compliance, tax advice and tax planning were $6,958,277 and approximately $5,889,130, respectively. Tax services include domestic and foreign tax compliance and consulting.

     All Other Fees. The aggregate fees billed by Ernst & Young to the Company for services other than audit services, audit related services and tax services in 2010 were $165,456. Ernst & Young did not bill the Company for any such services in 2011.

ITEM 5—ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, and in accordance with the results of the 2011 shareholder advisory vote regarding the frequency of the advisory vote on compensation of our named executive officers, we are asking you to vote on an advisory (non-binding) basis on the following resolution at the 2012 Annual Meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related narratives and descriptions appearing on pages 13-46 of the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders.

This advisory vote, commonly known as a “Say on Pay” vote, gives you the opportunity to express your views about the compensation we pay to our named executive officers, as described in this Proxy Statement. You may vote “FOR” or “AGAINST” the resolution or abstain from voting on the resolution.

Before you vote, please review the “Executive Summary” on pages 13-15, as well as the rest of our Compensation Discussion and Analysis and the tabular and narrative disclosure that follows it. These sections describe our named executive officer pay programs and the rationale behind the decisions made by our Compensation Committee.

We believe you should vote “FOR” our named executive officer compensation program, which we have designed to (1) promote our post-Merger vision, (2) strengthen the alignment among executive pay, performance and strategy, and (3) encourage our executives to deliver investment returns in line with our shareholders’ expectations. Here are the highlights of our 2011 named executive officer pay programs:

  We Achieved Strong Company Performance in 2011: We delivered very strong Company performance in 2011. For example, as discussed in more detail at page 13 and in our January 25, 2012 earnings release:
  full year diluted earnings per share (excluding merger and acquisition related charges) totaled approximately $5.24 per share, a 26% increase over 2010 diluted earnings per share of $4.15;

  working capital turns reached 7.0, excluding the impact of the Niscayah acquisition, which represents a 23% increase from 2010 working capital turns of 5.7;

  free cash flow, excluding merger and acquisition charges and payments, totaled $1 billion, a 7% increase over 2010 free cash flow of $936 million.
  Since the Merger was announced, the value of a share of Company common stock has increased by more than 89% for those who held Black & Decker common stock and 56% for those who held The Stanley Works common stock, as discussed at page 13. This increase in stock price, which is more than double the increase in value realized by an investor in the S&P 500 over the same period of time, reflects the benefits the Company has realized through the efforts of the executive team and the employees they supervise.

  The Board has been Responsive to Concerns Raised by Shareholders in Connection with Last Year’s Say on Pay Vote: The Company reached out to a number of its shareholders during 2011 to discuss the shareholders’ views on executive pay and governance at the Company. In response to last year’s vote and the views expressed by those shareholders, the Board has taken a number of actions to implement changes in the Company’s corporate governance and compensation policies, as described in the “Corporate Governance Highlights” section of the “Proxy Summary” and in the “Executive Summary” of the Compensation Discussion and Analysis. Among other things, the Board is:
  recommending shareholders approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board; and

  implementing changes to ongoing compensation programs to address specific concerns.
  Long-Term Performance Targets are Aggressive: Our record over the last three years shows that performance targets for our long-term performance award programs are not easily achievable. Goals established for the 2007-2009 and 2008-2010 performance period were not met, and, accordingly, no awards were distributed. Due to the success we achieved during the 2009-2011 performance period, we exceeded maximum performance for EPS and TSR goals, and achieved performance above target for ROCE goals established for the 2009-2011 performance period. As a result, awards equaled 199% of overall target goal achievement.

  Pay for Performance Alignment is Strong: When measured against our peers, our executive compensation programs demonstrate strong alignment between executive pay and Company performance. Nearly 80% of the compensation is at risk, on average, for our named executive officers. This strengthens the alignment of executive and shareholder interests and provides a compelling incentive for executives to optimize business results. To minimize incentives to achieve short term goals at long-term cost, our incentive programs for our named executive officers, and others, place a greater emphasis, and provide greater rewards, for achievement of long-term goals.

  Aggregate Compensation Expenditures are Targeted at the Market Median: We adjusted target compensation for our named executive officers in connection with the Merger to reflect the increased complexity and responsibilities associated with leading a company of our combined size. On average, target total compensation for our named executive officers was positioned very close to the median compensation for executives at a peer group of similarly-sized companies.

For these reasons, the Board of Directors recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narratives and descriptions in this Proxy Statement.

The result of the Say on Pay vote will not be binding on the Company or our Board. However, the Compensation Committee will take into account the outcome of the Say on Pay vote when considering named executive compensation arrangements for future years.

VOTING INFORMATION

Only shareholders of record as of February 27, 2012 are entitled to vote

     The Company has only one class of shares outstanding. Only shareholders of record at the close of business on February 27, 2012, as shown in our records, will be entitled to vote, or to grant proxies to vote, at the Annual Meeting. On the record date, 170,423,864 shares of common stock, $2.50 par value, were outstanding and entitled to vote. On all matters voted upon at the Annual Meeting and any adjournment or postponement thereof, the holders of the common stock vote together as a single class, with each record holder of common stock entitled to one vote per share.

A majority of the votes entitled to be cast on a matter must be represented for a vote to be taken

     In order to have a quorum, a majority of the votes entitled to be cast on a matter must be represented in person or by proxy at the Annual Meeting. If a quorum is not present, a majority of shares that are represented may postpone the meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present.

Vote required for approval

     As long as holders representing at least a majority of the shares of Company common stock outstanding as of February 27, 2012 are present at the Annual Meeting in person or by proxy, the proposal to appoint Ernst & Young LLP as independent auditors for the 2012 fiscal year will be approved, the compensation of the Company’s named executive officers will be approved on an advisory basis, the proposal to approve the Company’s 2012 Management Incentive Compensation Plan will be approved, and the proposal to approve an amendment of the Company’s Restated Certificate of Incorporation to declassify the Board of Directors will be approved, if the number of votes cast in favor of each such proposal exceeds the number of votes cast against that proposal. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present. However, if a nominee in an uncontested election receives more votes “against” than “for” election, the term of that director will end on the earlier of (1) ninety (90) days or (2) the date the Board selects a successor; provided that the Board (excluding such nominee) will have the right to select any qualified individual to fill the vacancy (including, subject to the Board’s fiduciary duties to the Company, such nominee).

Voting your shares registered in your name or held in “street name”

     The Board of Directors of the Company is soliciting proxies from the shareholders of the Company. This will give you the opportunity to vote at the Annual Meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted in accordance with your instructions.

     Shareholders of record may vote by any one of the following methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on April 17, 2012, and follow the instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: www.investorvote.com to vote over the Internet anytime up to 7:00 a.m. EDT on April 17, 2012, and follow the instructions provided on that site.

(3)	COMPLETE, SIGN, DATE AND MAIL your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, prior to the commencement of the Annual Meeting at 9:30 a.m. EDT, on April 17, 2012, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by telephone or by the Internet, please do not return your proxy card.

     If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Voting your shares held in the Stanley Black & Decker Retirement Account Plan (formerly the Stanley Account Value Plan)

     If you hold shares in the Company through the Stanley Black & Decker Retirement Account Plan (the “401(k) Plan”), you can instruct the trustee, Wells Fargo Bank, N.A., in a confidential manner, how to vote the shares allocated to you in the 401(k) Plan by one of the following three methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on April 13, 2012, and follow the instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: www.investorvote.com to vote over the Internet anytime up to 7:00 a.m. EDT on April 13, 2012, and follow the instructions provided on that site.

(3)	COMPLETE, SIGN, DATE AND MAIL your instruction card in the enclosed postage-prepaid envelope. Your instruction card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, no later than 7:00 a.m. EDT on April 13, 2012, to ensure that the trustee of the 401(k) Plan is able to vote the shares allocated to you in accordance with your wishes at the Annual Meeting.

     In addition, because only the trustee of the 401(k) Plan can vote the shares allocated to you, you will not be able to vote your 401(k) shares personally at the Annual Meeting. Please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

     If you are a participant (or beneficiary of a deceased participant) in the 401(k) Plan and you also own other shares of common stock outside of your 401(k) Plan account, you should receive a voting card for shares credited to your account in the 401(k) Plan, a separate proxy card if you are a record holder of additional shares of Company common stock, and a voting instruction card if you hold additional shares of Company common stock through a broker, bank or other nominee. You must vote shares that you hold as a shareholder of record, shares that you hold through a broker, bank or other nominee, and shares that are allocated to your 401(k) Plan account separately in accordance with each of the proxy cards and voting instruction cards you receive with respect to your shares of Company common stock in order to ensure that all of your shares are voted in accordance with your wishes.

Changing your vote by revoking your proxy

   If you have shares registered in your own name:

     If you are a registered holder, there are three ways in which you may revoke your proxy and change your vote:

  First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your proxy. This notice must be received prior to commencement of the Annual Meeting at 9:30 a.m. on April 17, 2012.

  Second, you may complete and submit a new later-dated proxy by any of the three methods described above under “Voting your shares registered in your name or held in ‘street name.’” The latest dated proxy actually received by the Company in accordance with the instructions for voting set forth in this Proxy Statement prior to the Annual Meeting will be the one that is counted, and all earlier proxies will be revoked.

  Third, you may attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. You must vote in person at the meeting to revoke your proxy.

   If a broker holds your shares in “street name”:

     If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change or revoke your proxy with respect to those shares.

   If you are a 401(k) Plan holder:

     There are two ways in which you may revoke your instructions to the trustee and change your vote with respect to voting the shares allocated to you in the 401(k) Plan:

  First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your instructions to Wells Fargo Bank, N.A., the trustee for the 401(k) Plan. This written notice must be received no later than 7:00 a.m. EDT on April 13, 2012, in order to revoke your prior instructions.

  Second, you may submit new voting instructions under any one of the three methods described above under “Voting your shares held in the Stanley Black & Decker Retirement Account Plan.” The latest dated instructions actually received by Wells Fargo Bank, N.A., the trustee for the 401(k) Plan, in accordance with the instructions for voting set forth in this Proxy Statement, will be the ones that are counted, and all earlier instructions will be revoked.

How proxies are counted

     Shares of the common stock represented by proxies received by the Company (whether through the return of the enclosed proxy card, telephone or over the Internet), where the shareholder has specified his or her choice with respect to the proposals described in this Proxy Statement (including the election of directors), will be voted in accordance with the specification(s) so made. If your proxy is properly executed but does not contain voting instructions, or if you vote via telephone or the Internet without indicating how you want to vote with respect to any item, your shares will be voted “FOR” the election of all nominees for the Board of Directors, “FOR” the declassification of the Board of Directors, “FOR” the Company’s 2012 Management Incentive Compensation Plan, “FOR” the ratification of the appointment of Ernst & Young LLP as auditors of the Company’s financial statements for the 2012 fiscal year, and “FOR” the approval, on an advisory basis, of the compensation of named executive officers.

     A valid proxy also gives the individuals named as proxies authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the Annual Meeting.

     A properly executed proxy marked ABSTAIN will not be voted. However, it may be counted to determine whether there is a quorum present at the Annual Meeting.

     If the shares you own are held in “street name” by a broker or other nominee entity and you provide instructions to the broker or nominee as to how to vote your shares, your broker or other nominee entity, as the record holder of your shares, is required to vote your shares according to your instructions. Under the New York Stock Exchange rules, certain proposals, such as the ratification of the appointment of the Company’s independent auditors, are considered “routine” matters and brokers and other nominee entities generally may vote on such matters on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” matters, such as the election of directors, the proposal to declassify the Board, the approval of the Company’s 2012 Management Incentive Compensation Plan, and the “Say on Pay” advisory vote, brokers and other nominee entities may not vote unless they have received voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker or other nominee entity does not vote on a particular proposal because it does not have authority under the New York Stock Exchange rules to vote on that particular proposal without receiving voting instructions from the beneficial owner.

     Broker non-votes will not be counted with respect to the matters to be acted upon but will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

     If you hold shares in the Company through the Stanley Black & Decker Retirement Account Plan (formerly the Stanley Account Value Plan), please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

Confidential voting

     All proxies, ballots and tabulations of shareholders will be kept confidential, except where mandated by law and other limited circumstances.

     For participants in the 401(k) Plan, your instructions to the trustee on how to vote the shares allocated to you under the 401(k) Plan will be kept confidential.

Solicitation of Proxies

     Your proxy is solicited on behalf of the Board of Directors. The Company will pay all of the expenses of the solicitation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. The Company has retained D.F. King & Co. to aid in the solicitation of proxies; the Company expects the additional expense of D.F. King’s assistance to be approximately $12,000. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. The Company will, upon request, reimburse these institutions for their reasonable expenses in sending proxies and proxy material to beneficial owners. A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its latest fiscal year is available without charge to shareholders at the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Householding

     In order to reduce printing and mailing costs and associated fees, the Company may deliver a single copy of this Proxy Statement and the Annual Report to multiple shareholders who share the same address in accordance with the Securities and Exchange Commission’s householding procedures. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon request, the Company will promptly deliver a copy of this Proxy Statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of these documents. To obtain a copy, shareholders may call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attn: Investor Relations.

Shareholder proposals for the 2013 Annual Meeting

     Shareholder proposals, submitted pursuant to Rule 14a-8 of the Exchange Act, intended to be presented at the Company’s 2013 Annual Meeting must be received by the Secretary not later than November 9, 2012 for inclusion in the Proxy Statement and form of proxy relating to such meeting. A shareholder who otherwise intends to present business at the Company’s 2013 Annual Meeting must comply with the Company’s Bylaws, which state, among other things, that to properly bring business before an annual meeting, a shareholder must give notice to the Secretary in proper written form not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Proxy Statement was first mailed relating to the immediately preceding Annual Meeting of Shareholders. Thus, a notice of a shareholder proposal for the 2013 Annual Meeting, submitted other than pursuant to Rule 14a-8, will not be timely if received by the Secretary before November 9, 2012 or after December 9, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

     Through inadvertence, the following actions were reported late: the sale of 9,770 shares by Mark Mathieu, the transfer of 4,805 shares held in the Stanley stock fund under the Company’s Retirement Account (401(k)) Plan to other investment vehicles within that Plan by Mark Mathieu, and the acquisition of 100,785 shares by Nolan Archibald upon the exercise of stock options.

Questions

     If you have questions about this proxy solicitation or voting, please call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053.

For the Board of Directors

Bruce H. Beatt
Secretary

Exhibit A

Proposed Amendment of Section 4 of the
Company’s Restated Certificate of Incorporation

     Section 4. The stock, property and affairs of said corporation shall be managed by a Board consisting of not less than nine nor more ~~thenthan~~ eighteen directors, the exact number to be determined by the Board of Directors from time to time. ~~The~~ Until the 2013 Annual Meeting of Shareholders, the Board of Directors shall be divided into three classes designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. ~~At the 1983~~ Commencing with the 2013 Annual Meeting of Shareholders, the foregoing classification of directors shall cease and the terms of all directors then in office shall expire. At the 2013 Annual Meeting of Shareholders~~, or any special meeting in lieu thereof, four Class I, five Class II and five Class III directors shall be elected for initial terms expiring at the next succeeding annual meeting, the second succeeding annual meeting and the third succeeding annual meeting, respectively, and when their respective successors are elected and qualified. At each~~ and at each annual meeting of shareholders thereafter, each nominee for director shall stand for election to a one-year term expiring at the next annual meeting of shareholders ~~after 1983, the directors chosen to succeed those in the class whose terms expire shall be elected by shareholders for terms expiring at the third succeeding annual meeting after election, or for such lesser term as may be appropriate in the particular case in order to assure that the number of directors in each class shall remain constant, and when their respective successors are elected and qualified~~. Despite the expiration of a director’s term, such director shall continue to serve until either the director’s successor shall have been duly elected and qualified or there is a decrease in the number of directors. The directors may increase the number of directorships by the concurring vote of directors holding a majority of the directorships. Any vacancy on the Board that is created by an increase in the number of directors may be filled for the unexpired term by the concurring vote of directors holding a majority of the directorships, which number of directorships shall be the number prior to the vote on the increase. Any other vacancy which occurs on the Board may be filled for the unexpired term by the concurring vote of a majority of the remaining directors in office, though such remaining directors are less than a quorum, and though such majority is less than a quorum, or by action of the sole remaining director in office. ~~Newly created directorships or any decrease in directorships resulting from increases or decreases in the number of directors shall be so apportioned among the classes of directors as to make all the classes as nearly equal in number as possible.~~ No reduction of the number of directorships shall remove or shorten the term of any director in office.

     Any director may be removed from office but only for cause by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote for the election of directors, considered for this purpose as one class.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by said corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by any terms of this Certificate of Incorporation of said corporation applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Section 4 unless expressly provided by such terms~~.

     In the event of a vacancy among the directors so elected by the holders of preferred stock, the remaining preferred directors may fill the vacancy for the unexpired term.

Exhibit B

The Stanley Black & Decker 2012 Management Incentive Compensation Plan

1.	Purpose. The purpose of Stanley Black & Decker Management Incentive Compensation Plan is to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives and to reward the performance of eligible employees in fulfilling their personal responsibilities.

2.	Definitions. The following terms, as used herein, shall have the following meanings:

	(a)	“Affiliate” shall mean, with respect to the Company or any of its subsidiaries, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

	(b)	“Award” shall mean an incentive compensation award, granted pursuant to the Plan that is contingent upon the attainment of Performance Goals with respect to a Performance Period.

	(c)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

	(d)	“Board” shall mean the Board of Directors of the Company.

	(e)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareowners was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(4) the shareowners of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareowners of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

	(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

	(g)	“Committee” shall mean the Compensation and Organization Committee of the Board of Directors, the composition of which shall at all times consist solely of two or more “outside directors” within the meaning of section 162(m) of the Code.

	(h)	“Company” shall mean Stanley Black & Decker, Inc. and its successors.

	(i)	“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

	(j)	“Disability” shall have the meaning set forth in Section 22(e)(3) of the Code, or any successor provision.

	(k)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

	(l)	“Participant” shall mean any employee of the Company or an Affiliate who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

	(m)	“Performance Goals” shall mean performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee.

	(n)	“Performance Period” shall mean, unless the Committee determines otherwise, a period of no longer than 12 months.

	(o)	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of shares of the Company.

	(p)	“Plan” shall mean the Stanley Black & Decker Management Incentive Compensation Plan, as amended from time to time.

	(q)	“Retirement” shall mean a Participant’s termination of employment with the Company or an Affiliate thereof at or after attaining age 55 and completing ten years of service.

3.	Administration. The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any parent or subsidiary of the Company or the financial statements of the Company or any parent or subsidiary of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles; provided that, with respect to any Award to a Covered Employee such adjustment shall only be made to the extent it does not result in the loss of the otherwise available exemption of such award under Section 162(m) of the Code.

All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan to any officer or officers of the Company.

4.	Eligibility. Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

	(a)	In General. On or prior to the earlier of the 90th day after the commencement of a Performance Period or the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Goals applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

	(b)	Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of an Award granted for a Performance Period be made to a Participant who is or is reasonably expected to be a Covered Employee exceed the lesser of 300% of the Participant’s annual base salary on the date the Performance Period commences for any twelve month period or $5,000,000. The Committee may, in its sole discretion, increase (subject to the maximum amount set forth in this Section 5(b)) or decrease the amounts otherwise payable to Participants upon the achievement of Performance Goals under an Award; provided, however, that in no event may the Committee so increase the amount otherwise payable to a Covered Employee pursuant to an Award.

	(c)	Time and Form of Payment. Subject to Section 6(h), all payments in respect of Awards granted under this Plan shall be made in cash on the 45th day following the end of the Performance Period but in no event later than the 45th day following the fiscal year in which the Award vests.

6.	General Provisions.

	(a)	Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

	(b)	Nontransferability. Awards shall not be transferable by a Participant except upon the Participant’s death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 6(l) below or, in the absence thereof, by will or the laws of descent and distribution.

	(c)	No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company to terminate such Participant’s employment or change such Participant’s remuneration.

	(d)	Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e)	Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment (other than an amendment necessary to comply with Section 409A of the Code) shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates, provided that the exercise of the Committee’s discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an amendment of the Plan.

(f)	Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(g)	Termination of Employment.

(i) Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 6(g), a Participant must be actively employed by the Company or one of its Affiliates at the end of the Performance Period in order to be eligible to receive payment in respect of such Award.

(ii) Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or Retirement prior to the end of the Performance Period, the Participant’s Award shall be cancelled and in respect of his or her cancelled Award the Participant shall receive a pro rata portion of the Award as determined by the Committee and such Award shall be payable at the same time as Awards are paid to active Participants.

(h)	Change in Control. Notwithstanding any provision in the Plan to the contrary, upon a Change in Control, unless an outstanding Award is assumed, replaced or converted by the successor or the resulting entity (or any parent thereof), each outstanding Award shall be cancelled and in respect of his or her cancelled Award a Participant shall receive a pro rata portion of the Award, calculated by determining the achievement of the applicable Performance Goal or Performance Goals based on actual performance though the date of such Change in Control, and then multiplying this amount by a fraction, the numerator of which is the number of days completed in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period (the “Pro Rata Change in Control Amount”). The determination as to whether an Award is assumed, replaced or converted in connection with the Change in Control shall be made by the Committee, in good faith, taking into account such factors as it deems appropriate, including the feasibility of continuing the applicable Performance Goals or Performance Goals based on the resulting entity in the applicable Change in Control. If (i) an Award is assumed, replaced or converted pursuant to the immediately preceding sentence (an “Assumed Award”) and (ii) if a Participant incurs a termination by the Company without Cause or if the Participant terminates his or her employment for Good Reason, in each case, prior to the end of the applicable performance period, then, unless otherwise provided for in a Participant’s employment or severance agreement or in a severance plan in which the Participant then participates, such Participant will be entitled to receive a pro rata portion of the Assumed Award, assuming the achievement of the underlying performance goals at target level and based on the number of days completed in the Performance Period prior to the date of his or her termination of employment. The pro rata portion of the Change in Control Amount shall be paid in cash as soon as practicable following the Change in Control and the pro rate portion of the Assumed Award will be paid within 30 days following such participant’s termination of employment. After a Change in Control, the Committee may not exercise the discretion referred to in Section 5(b) to decrease the amount payable in respect of any Award which is outstanding immediately prior to the occurrence of the Change in Control.

(i)	Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(j)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.

(k)	Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the shareholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

(l)	Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 6(b), the Participant’s estate shall be deemed to be the grantee’s beneficiary.

(m)	Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

Directions to the Annual Meeting of Shareholders of Stanley Black & Decker, Inc.

STANLEY BLACK & DECKER UNIVERSITY
1000 Stanley Drive
New Britain, Connecticut 06053

FROM NEW YORK STATE, DANBURY,
WATERBURY VIA I-84 EAST:

Exit #37 (Fienemann Road).
Right at stop light at end of ramp.
Right at first stop light onto Slater Road.
Approximately 1 mile to entrance for Mountain
View Corporate Park (Stanley Drive). Right into
entrance, follow driveway to Stanley Black &
Decker University.

FROM MASSACHUSETTS OR BRADLEY
AIRPORT VIA I-91 SOUTH TO I-84 WEST:

Exit #37 (Fienemann Road).
Right at stop light at end of ramp.
Right at second stop light onto Slater Road.
Approximately 1 mile to entrance for Mountain
View Corporate Park (Stanley Drive). Right
into entrance, follow driveway to Stanley Black &
Decker University.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Daylight Time, on April 17, 2012.

Vote by Internet Log on to the Internet and go to www.investorvote.com Follow the steps outlined on the secured website.

Vote by telephone
  Call toll free 1-800-652-VOTE (8683) within the USA,
  US territories & Canada any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.

1.	Election of Directors:	For	Withhold
	01 - Patrick D. Campbell	☐	☐

	02 - Benjamin H. Griswold, IV	☐	☐

	03 - Eileen S. Kraus	☐	☐

	04 - Robert L. Ryan	☐	☐

				For	Against	Abstain
2.	Approve amendment to Restated Certificate of Incorporation to Declassify the Board of Directors.			☐	☐	☐
		For	Against	Abstain
3.	Approve 2012 Management Incentive Compensation Plan.	☐	☐	☐

		For	Against	Abstain
4.	Approve Ernst & Young LLP as the Company’s independent auditors for the Company’s 2012 fiscal year.	☐	☐	☐

		For	Against	Abstain
5.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy for Annual Meeting of Shareholders

April 17, 2012

Solicited on behalf of the Board of Directors

The shareholder(s) of Stanley Black & Decker, Inc. appoint(s) John G. Breen, Eileen S. Kraus, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of Stanley Black & Decker, Inc. held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 17, 2012 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 5 LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 17, 2012: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

(Items to be voted appear on reverse side.)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Daylight Time, on April 13, 2012.

Vote by Internet Log on to the Internet and go to www.investorvote.com Follow the steps outlined on the secured website.

Vote by telephone
  Call toll free 1-800-652-VOTE (8683) within the USA,
  US territories & Canada any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Confidentiality: your instructions to the trustee on how to vote the shares allocated to you under the Stanley Black & Decker Retirement Account Plan will be kept confidential.
I hereby instruct Wells Fargo Bank, N.A., as trustee of the Stanley Black & Decker Retirement Account Plan, to vote the shares allocated to my account under that Plan as follows:

A	Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.

1.	Election of Directors:	For	Withhold
	01 - Patrick D. Campbell	☐	☐

	02 - Benjamin H. Griswold, IV	☐	☐

	03 - Eileen S. Kraus	☐	☐

	04 - Robert L. Ryan	☐	☐

				For	Against	Abstain
2.	Approve amendment to Restated Certificate of Incorporation to Declassify the Board of Directors.			☐	☐	☐
		For	Against	Abstain
3.	Approve 2012 Management Incentive Compensation Plan.	☐	☐	☐

		For	Against	Abstain
4.	Approve Ernst & Young LLP as the Company’s independent auditors for the Company’s 2012 fiscal year.	☐	☐	☐

		For	Against	Abstain
5.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy For Annual Meeting of Shareholders

April 17, 2012

Solicited on behalf of the Board of Directors

This constitutes your instruction to Wells Fargo Bank, N.A., as Trustee under the Stanley Black & Decker Retirement Account Plan to vote all shares of common stock of Stanley Black & Decker, Inc., held in the plan for which you may give voting instructions at the annual meeting of shareholders to be held at Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 17, 2012 at 9:30 a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED BY THE TRUSTEE OF THE STANLEY BLACK & DECKER RETIREMENT ACCOUNT PLAN IN ACCORDANCE WITH CERTAIN PROCEDURES. SEE VOTING INFORMATION — VOTING YOUR SHARES HELD IN THE STANLEY BLACK & DECKER RETIREMENT ACCOUNT PLAN IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 17, 2012: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

(Items to be voted appear on reverse side.)